                                                                    EXHIBIT 10.5

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                                   NUCO2 INC.

                                       and

                           THE INVESTORS PARTY HERETO

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                                WARRANT AGREEMENT

                           Dated as of August 25, 2003

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                                TABLE OF CONTENTS

                                                                            Page
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        4.02  Transfers of Restricted Securities Pursuant

                                      (i)

                                                                            Page
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        6.04  Issuance of Convertible Securities..............................18
        6.05  Superseding Adjustment of Stock Unit............................18
        6.06  Other Provisions Applicable to Adjustments

        7.02  Distributions upon Declaration of Dividend or

                                      (ii)

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        13.13  Entire Agreement...............................................36
        13.14  No Third Party Beneficiary.....................................36

SCHEDULE 1     -    Schedule of Warrants and Options
SCHEDULE 2     -    Authorized and Outstanding Capital Stock
SCHEDULE 3     -    Existing Registration Rights

ANNEX 1        -    Form of Warrant

                                     (iii)

                                WARRANT AGREEMENT

            WARRANT  AGREEMENT dated as of August 25, 2003 among:  NuCo2 INC., a corporation  duly organized and validly  existing under the laws of the State of
Florida  (the   "COMPANY");   and  each  of  the  investors   signatory   hereto
(individually, an "INITIAL HOLDER" and, collectively, the "INITIAL HOLDERS").

            WHEREAS,   in  connection  with  the  issuance  by  the  Company  of
$30,000,000  aggregate  principal  amount  of  Senior  Subordinated  Notes  (the
"NOTES") and as an  inducement  for the  purchase by the Initial  Holders of the
Notes, the Company has agreed to issue Warrants to the Initial Holders providing for the  purchase  of shares  of  Common  Stock of the  Company,  in the  manner hereinafter provided.

            NOW,  THEREFORE,  in  consideration  of  the  mutual  covenants  and agreements  set  forth  in this  Agreement,  and for  other  good  and  valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            Section 1. DEFINITIONS, ACCOUNTING TERMS AND DETERMINATIONS.

            1.01 DEFINITIONS. Except as expressly provided herein, the following terms shall have the following meanings (all terms in this Section 1 or in other provisions  of this  Agreement in the singular to have the same  meanings in the plural and vice versa):

            "1995 STOCK OPTION PLAN" shall mean the Company's  1995 Stock Option
Plan for employees as the same may be amended from time to time.

            "ADDITIONAL SHARES OF COMMON STOCK" shall mean all shares (including treasury  shares) of Common  Stock issued or sold by the Company on or after the date hereof, other than (i) the shares of Common Stock described as being issued and  outstanding  in Section 3.07 hereof and (ii) the Option Stock,  Options and
Warrants listed on Schedule 1 hereto.

            "AFFILIATE" shall have the meaning assigned thereto in Rule 12b-2 of the Exchange Act.  Notwithstanding  the  foregoing,  (a) no individual  shall be deemed to be an Affiliate of a corporation  solely by reason of his or her being an officer or director of such corporation,  and (b) none of the Initial Holders
(or any of their Affiliates) shall be an Affiliate of the Company.

            "BANK HOLDING  COMPANY  AFFILIATE"  shall mean,  with respect to any
Holder that is a BHCA Holder, (i) if such Holder is a bank holding company,  any company controlled by such bank holding company or (ii) the bank holding company that controls  such Holder and any other Person  controlled by such bank holding company.

            "BHCA HOLDER" shall mean a bank holding company or a subsidiary of a bank holding company.

            "BOARD" shall mean the Board of Directors of the Company.

                               Warrant Agreement
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                                      -2-

            "BUSINESS DAY" shall mean any day on which  commercial banks are not authorized or required to close in New York City.

            "CODE" shall mean the Internal Revenue Code of 1986, as amended.

            "COMMISSION"  shall mean the Securities  and Exchange  Commission or any other  similar or successor  agency of the Federal  government  with primary responsibility for administering the Securities Act.

            "COMMON STOCK" shall mean the Company's authorized Common Stock, par value $.001 per share, and any stock into which such Common Stock may thereafter be  changed,  and also shall  include  stock of the  Company of any other  class
(including,  without  limitation,  any future  class(es) of such Common  Stock), which is not  preferred as to dividends or assets over any class of stock of the
Company and which is not subject to redemption.

            "COMPANY" shall have the meaning  assigned to such term in the first paragraph of this  Agreement,  and shall  include any  successors  and permitted assigns of the Company.

            "CONVERTIBLE  SECURITIES"  shall  mean  evidences  of  indebtedness, shares of stock or other  securities  which are convertible into or exchangeable or exercisable for Additional Shares of Common Stock, either immediately or upon the arrival of a specified date or the happening of a specified event.

            "CONVERTIBLE  SECURITY  VALUE" shall mean the fair market value of a
Convertible  Security on the date of  issuance,  reasonably  determined  in good faith  by the  Board,  less  the  proceeds  received  by the  Company  for  such conversion or exchange.

            "CURRENT MARKET PRICE",  per share of Common Stock, for the purposes of any provision hereof or of a Warrant at the date herein or therein specified, shall be deemed to be (a) with respect to any Additional  Shares of Common Stock issued (or to be  issued) in a public  offering  (other  than a public  offering effected as a part of a merger or other acquisition  transaction by the Company, in which case  paragraph  (b) below shall  apply),  the  offering  price of such
Additional Shares and (b) otherwise,  the average of the daily market prices for each day during the 20 consecutive trading days immediately  preceding such date as of which such a price can be  established in the manner set forth in the next sentence.  The  market  price for each such  trading  day shall be the last sale price on such day as reported in the Consolidated  Last Sale Reporting System or as quoted in the National  Association of Securities Dealers Automated Quotation
System, or if such last sale price is not available,  the average of the closing bid and asked  prices as  reported in either such  system.  Notwithstanding  the foregoing, the "Current Market Price" per share of Common stock for shares to be issued in  connection  with an  acquisition  of  assets  or  stock,  a tender or exchange offer, a merger or other business combination shall be deemed to be the price per share as determined  in such  acquisition,  tender or exchange  offer, merger or other business combination agreement.

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                                      -3-

            "CURRENT WARRANT PRICE",  for the purpose of any provision hereof or of a Warrant at the date herein or therein specified,  shall mean the amount per share of Common Stock equal to the quotient resulting from dividing the Exercise
Price per Stock Unit in effect on such date by the  number of shares  (including any fractional share) of Common Stock comprising a Stock Unit on such date.

            "DATE OF ISSUANCE"  shall have the meaning  assigned to such term in
Section 11.05 hereof.

            "DEMAND  NOTICE"  shall have the  meaning  assigned  to such term in
Section 12.01 hereof.

            "DEMAND  REGISTRATION"  shall have the meaning assigned to such term in Section 12.01 hereof.

            "DIRECTORS'  STOCK OPTION PLAN" shall mean the Company's  Directors'
Stock  Option Plan for  non-employee  directors  as the same may be amended from time to time.

            "ELECTION  NOTICE"  shall have the meaning  assigned to such term in
Section 11.05 hereof.

            "ELECTION  PERIOD"  shall have the meaning  assigned to such term in
Section 11.05 hereof.

            "EQUITY  SECURITIES"  shall mean any  securities the rights of which are in the nature of those of the  Company's  Common Stock,  including,  without limitation,  common  stock,  any  securities  having  the  right to vote for the election of directors,  stock appreciation  rights,  and securities  convertible into any of the foregoing.

            "EXCHANGE  ACT" shall mean the  Securities  Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder,  all as the same shall be in effect at the time or any replacement act.

            "EXERCISE  NOTICE"  shall have the meaning  assigned to such term in
Section 2.05 hereof.

            "EXERCISE PRICE" shall have the meaning assigned to such term in the form of Warrant attached as Annex 1 hereto.

            "EXPIRATION  DATE" shall have the  meaning  assigned to such term in the form of Warrant attached as Annex 1 hereto.

            "GAAP" shall mean generally accepted  accounting  principles applied on a consistent basis.

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                                      -4-

            "GOVERNMENTAL  AUTHORITY"  shall mean any nation or government,  any state  or  other  political  subdivision  thereof,  and  any  entity  exercising executive,  legislative,  judicial, regulatory or administrative functions of or pertaining to any such government.

            "HOLDER"  shall  mean any Person who  acquires  Restricted  Warrants pursuant to the provisions of this Agreement, including, without limitation, the
Initial Holders,  any Affiliate of the Initial Holders, any Person who becomes a party to this Agreement pursuant to Section 5.04 and an Affiliate of such Person and any permitted transferees of any of the foregoing.

            "INITIAL HOLDER" shall have the meaning assigned to such term in the first paragraph of this Agreement.

            "INDEMNIFIED  PARTY" shall have the meaning assigned to such term in
Section 12.06 hereof.

            "INDEMNIFYING PARTY" shall have the meaning assigned to such term in
Section 12.06 hereof.

            "ISSUE  PRICE"  shall  have the  meaning  assigned  to such  term in
Section 11.05 hereof.

            "LIEN" shall mean any pledge, assignment,  hypothecation,  mortgage, security  interest,  deposit  arrangement,  conditional  sale or title retaining contract,  sale and leaseback  transaction,  financing  statement filing, or any other type of lien, charge, encumbrance or preferential arrangement.

            "MAJORITY  HOLDERS"  shall mean Holders of a majority of the Warrant
Stock issued or issuable upon  exercise of the Warrants.  For purposes of giving notices hereunder,  Holders of Warrants shall be deemed holders of Warrant Stock issued upon the exercise thereof.

            "MAJORITY  INITIAL HOLDERS" shall mean Initial Holders of a majority of the Warrant  Stock  issued or issuable  upon  exercise of the  Warrants.  For purposes of giving  notices  hereunder,  Initial  Holders of  Warrants  shall be deemed holders of Warrant Stock issued upon the exercise thereof.

            "NOTES"  shall have the meaning  assigned to such term in the second paragraph of this Agreement.

            "NOTICE OF ISSUANCE" shall have the meaning assigned to such term in
Section 11.05 hereof.

            "ON A FULLY  DILUTED  BASIS" shall mean,  with respect to the Common
Stock of the  Company  outstanding  at any  time,  the  number of shares of such
Common Stock then issued and outstanding, assuming full conversion, exercise and exchange of all issued and outstanding  Convertible  Securities and Options that shall be (or may become)  exchangeable  for, or exercisable or convertible into, such Common Stock,  including  Warrants with respect thereto;  provided that the

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                                      -5-

number of shares of Common Stock deemed to be  outstanding  "on a fully  diluted basis" shall be reduced (without  duplication) by the number of shares of Common
Stock  purchasable  or issuable  upon  exercise,  conversion  or exchange of (i)
Options or Convertible Securities at the time of calculation that are Out of the
Money and (ii) Options issued under the Stock Option Plans.

            "OPTION" shall mean any warrant,  option or other right to subscribe for or purchase  Additional  Shares of Common Stock or  Convertible  Securities,
including those listed on Schedule I hereto.

            "OPTION  STOCK" shall mean shares of Common Stock not to exceed,  in the  aggregate,  1,950,000  shares  of  Common  Stock,  issued  or  issuable  in accordance  with the Stock Option  Plans,  provided  that (i) in the case of the
1995 Stock Option Plan,  the option  exercise price at the time of such grant is not less than 75% of the fair  market  value of such  shares on the date of such grant as  reasonably  determined  in good  faith by the  Stock  Option  or other administering  Committee  of the Board  and (ii) the  number of shares of Common
Stock  specified  above shall be adjusted  as  appropriate  to reflect any stock split,  stock  consolidation,  subdivision or  combination  affecting the Common
Stock.

            "OTHER  SECURITIES"  shall mean any stock (other than Warrant Stock)
and other securities of the Company or any other Person (corporate or otherwise)
which a Holder at any time shall be entitled to receive, or shall have received, upon  exercise  of the  Warrants  held by such  Holder or  pursuant to Section 7 hereof,  in lieu of or in addition to Warrant Stock,  or which at any time shall be  issuable  or shall have been issued in  exchange  for or in  replacement  of
Warrant Stock or Other Securities  received in an earlier exchange,  exercise or replacement of Warrant Stock.

            "OUT OF THE MONEY" shall mean (a) in the case of an Option, that the fair market value of the shares of any Common Stock which the holder  thereof is entitled to purchase or subscribe  for is less than the  exercise  price of such
Option  and  (b) in the  case  of a  Convertible  Security,  that  the  quotient resulting  from dividing the fair market value of such  Convertible  Security by the  number of shares of any Common  Stock  into or for which  such  Convertible
Security is  exercisable,  convertible or  exchangeable is greater than the fair market value of a share of such Common Stock.

            "PARTICIPATING  SECURITY" shall mean any security (other than Common
Stock) the rights of the  holders of which are not limited to (i) a fixed sum or percentage of liquidation  preference or principal amount, (ii) a sum determined by reference to a formula based on a published index of interest rates, (iii) an interest rate publicly  announced by a financial  institution or a similar index of interest  rates in respect of interest  or  dividends  or (iv) a fixed sum or percentage of principal amount or liquidation  preference in any distribution of assets.

            "PERSON"  shall  mean  a  corporation,  an  association,  a  limited liability company, a partnership, a joint venture, an organization,  a business, an individual or a Government Authority.

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                                      -6-

            "PREFERRED STOCK" shall mean, as to any Person, any capital stock of such Person which is preferred as to dividends or assets over any other class of any other stock of such Person.

            "REGULATED  HOLDER"  shall  mean a Holder  which  is a bank,  a bank holding  company or an Affiliate  of any of the  foregoing.  A Regulated  Holder shall be deemed to have a "Regulatory  Problem" when (i) such Regulated Holder's investment in the Warrants  and/or Warrant Stock exceeds any limitation to which it is subject, or is otherwise not permitted,  under any law, rule or regulation of any  Governmental  Authority  (including any position to that effect taken by such Governmental Authority), or (ii) restrictions are imposed on such Regulated
Holder which, in its reasonable  judgment,  make it illegal or unduly burdensome for such  Regulated  Holder to continue  to hold such  Warrants  and/or  Warrant
Stock.

            "REGULATION  Y" shall mean  Regulation Y promulgated by the Board of
Governors  of the  Federal  Reserve  System  (12  C.F.R.  225) or any  successor regulation.

            "REPRESENTATIVE"  shall have the  meaning  assigned  to such term in
Section 11.04 of this Agreement.

            "RESTRICTED  CERTIFICATE" shall mean a certificate for Common Stock,
Warrants or Other Securities bearing the restrictive legend set forth in Section
4.04 hereof.

            "RESTRICTED  SECURITIES"  shall mean Restricted Stock and Restricted
Warrants.

            "RESTRICTED STOCK" shall mean Common Stock evidenced by a Restricted
Certificate.

            "RESTRICTED  WARRANTS" shall mean Warrants evidenced by a Restricted
Certificate.

            "RULE  144"  shall mean Rule 144 as  promulgated  by the  Commission under the Securities Act and any successor  provision  thereto,  all as the same shall be in effect at the time.

            "SECURITIES  ACT" shall mean the Securities Act of 1933, as amended, and the rules and  regulations  of the  Commission  thereunder,  all as the same shall be in effect at the time or any replacement act.

            "SELLER"  shall have the  meaning  assigned  to such term in Section
12.01 hereof.

            "SELLER  NOTICE"  shall have the  meaning  assigned  to such term in
Section 12.01 hereof.

            "SHAREHOLDER"  shall mean any Person who directly or indirectly owns any shares of Common Stock of the Company.

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                                      -7-

            "STOCK OPTION PLANS" shall mean the Company's 1995 Stock Option Plan and the Company's Directors' Stock Option Plan.

            "STOCK  UNIT" shall mean one share of Common  Stock,  as such Common
Stock is constituted on the date hereof,  and thereafter  shall mean such number
of  shares  (including  any  fractional   shares)  of  Common  Stock  and  Other
Securities,  cash or  other  property  as  shall  result  from  the  adjustments specified in Sections 6 and 7 hereof.

            "SUBSIDIARY"  shall mean, for any Person,  any  corporation or other entity  of  which at  least a  majority  of the  securities  or other  ownership interests  having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons  performing similar functions of such corporation  or other  entity is at the time  directly  or  indirectly  owned or controlled by such Person and/or one or more Subsidiaries of such Person.

            "TRANSFER" shall mean any disposition of any Restricted  Securities, or of any interest in any thereof,  which would constitute a sale thereof within the meaning of the Securities Act.

            "WARRANTS" shall mean the warrant certificates covering the purchase of Stock Units, each in the form of Annex 1 to this Agreement, originally issued by the  Company  pursuant  to Section 2 hereof,  and all  Warrants  issued  upon transfer,  division or combination of, or in substitution for, any thereof.  All
Warrants  shall at all times be identical as to terms and  conditions and expiry date, except as to the number of Stock Units for which they may be exercised and the Exercise Price.

            "WARRANT STOCK" shall mean the shares of Common Stock of the Company purchasable  or purchased  upon the exercise of Warrants  issued by the Company, including  any such Common Stock into which such Common Stock may  thereafter be changed.

            1.02 ACCOUNTING TERMS AND DETERMINATIONS. Except as otherwise may be
expressly   provided   herein,   all  accounting  terms  used  herein  shall  be
interpreted,  and all certificates and reports as to financial  matters required to be  delivered  to the  Holders  hereunder  and  under the  Warrants  shall be prepared,  in  accordance  with GAAP.  All  calculations  made for  purposes  of determining  compliance  with the terms of this Agreement and the Warrants shall
(except as may be expressly provided herein) be made by application of GAAP.

            Section 2. PURCHASE, SALE AND EXERCISE OF WARRANTS.

            2.01 AUTHORIZATION AND ISSUANCE OF SHARES AND WARRANTS.  The Company
has  authorized:  (a) the issue of the  Warrants  for  issuance  to the  Initial
Holders pursuant to this Agreement; and (b) the reservation for issuance of such number of shares of its Common Stock as shall be issuable  upon  exercise of the
Warrants.

                               Warrant Agreement
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                                      -8-

            2.02 THE CLOSING.

            (a) The Company  shall  issue to each  Initial  Holder,  on the date hereof and for no cash  consideration,  Warrants  covering  such number of Stock
Units as is specified  opposite the name of such Initial Holder on the signature page(s) hereto.  The number of shares of Common Stock comprising each Stock Unit covered  by the  Warrants  issued  under  this  Agreement  shall be  subject  to adjustment as provided in Sections 6 and 7 hereof.

            (b) On the date hereof,  the Company  shall  deliver to each Initial
Holder a single  certificate  for the  Warrants to be  acquired by such  Initial
Holder hereunder, registered in the name of such Initial Holder, except that, if such Initial  Holder shall notify the Company in writing  prior to such issuance that it desires certificates for Warrants to be issued in other denominations or registered in the name or names of any Person or Persons  referred to in Section
5.01(a)(i)  or (ii) hereof or any nominee or nominees for its or their  benefit, then the  certificates  for Warrants to be issued by the Company shall be issued to such Initial Holder in the  denominations and registered in the name or names specified in such notice.

            (c) On the date  hereof,  the Company  will  deliver to each Initial
Holder a legal  opinion  from  counsel  to the  Company  in form  and  substance reasonably satisfactory to each Initial Holder.

            2.03 INITIAL HOLDER REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Each
Initial Holder  represents and warrants to, and agrees with the Company that (a)
such Initial  Holder is purchasing  for its own account,  and not with a view to the resale or  distribution  of such  Warrants or the Warrant  Stock or any part thereof,  and such  Initial  Holder is  prepared  to bear the  economic  risk of retaining  such  Warrants and the Warrant Stock for an  indefinite  period,  all without prejudice,  however, to the right of such Initial Holder at any time, in accordance with this Agreement,  lawfully to sell or otherwise to dispose of all or any part of such  Warrants or the Warrant  Stock held by it, (b) such Initial
Holder is an  "accredited  investor"  (as  defined in Rule 501 of  Regulation  D promulgated under the Securities Act), (c) such Initial Holder is experienced in evaluating and investing in securities,  and  understands  that the Warrants and the  Warrant  Stock  will be  restricted  securities,  and that a legend to that effect shall be placed on the Restricted Securities,  and no public market shall exist for the disposition or transfer of such Restricted Securities, and (d) the acquisition, holding and any transfer of any Restricted Securities by an Initial
Holder shall be in compliance with all laws applicable to such Initial Holder.

            2.04 SECURITIES ACT COMPLIANCE. Each Initial Holder understands that the Company has not  registered  or qualified  the Warrants or the Warrant Stock under  the  Securities  Act or any  applicable  state  securities  laws and each
Initial  Holder  agrees that neither the Warrants nor the Warrant Stock shall be sold or offered for sale without  registration  under the  Securities Act or the availability of an exemption therefrom,  all as more fully provided in Section 4 hereof.

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                                      -9-

            2.05  EXERCISE OF  WARRANTS.  On and after the date hereof and until
5:00 p.m., New York City time, on the Expiration  Date,  each Holder may, on one or more occasions, on any Business Day, in whole or in part:

            (a) exercise for cash all or some of the Warrants held by it; and

            (b) convert all or some of the  Warrants  held by it into the number of shares of Common  Stock for each Stock Unit  evidenced  by such Warrant which is being so converted, equal to (a)(i) the product of (x) the number of shares  of Common  Stock  comprising  a Stock  Unit at the time of such conversion  and (y) the Current  Market Price per share of Common Stock at the time of such  conversion  minus (ii) the Exercise Price per Stock Unit at the time of such  conversion,  divided by (b) the Current  Market Price per share of Common Stock at the time of such conversion,

in each case by delivering  to the Company,  at its office  maintained  for such purpose pursuant to Section 13.03 hereof:

            (i) a  written  notice  (the  "Exercise  Notice")  of such  Holder's election to exercise such Warrant or convert such Warrant, as the case may be,  in the form of the  Exercise  Form set out at the end  thereof  (or a reasonable  facsimile  thereof),  which notice shall specify the number of
      Stock Units to be purchased or converted, as the case may be; and

            (ii) such Warrant,

and, in the case of an exercise of such  Warrant,  a certified  or bank check or checks  payable to the Company in an  aggregate  amount  equal to the  aggregate
Exercise  Price for the number of Stock Units as to which such  Warrant is being exercised.  Upon receipt thereof,  the Company shall, as promptly as practicable and in any event within five  Business Days  thereafter,  execute or cause to be executed and deliver or cause to be delivered to such Holder a stock certificate or certificates representing the aggregate number of shares of Warrant Stock and
Other  Securities  issuable  upon  such  exercise  or  conversion  and any other property  to which such  Holder is  entitled  by virtue of the  exercise  of any
Warrants.

            If a Holder is a BHCA  Holder,  such Holder shall not, and shall not permit any of its Bank Holding  Company  Affiliates to, exercise any Warrant if, after  giving  effect to such  exercise,  (i) such  Holder and its Bank  Holding
Company  Affiliates  would own more than 5% of the total issued and  outstanding shares of Common  Stock on a  fully-diluted  basis or (ii) such Holder  would be deemed under Regulation Y to have the power to exercise, directly or indirectly, a controlling  influence over the management or policies of, or would  otherwise control,  the Company  unless such  Holder is a  financial  holding  company and exercises  such Warrant in reliance  on, and in  compliance  with,  the merchant banking  exemption set forth in Regulation Y. For purposes of clause (ii)of this paragraph, a reasoned opinion of counsel to such Holder delivered to such Holder
(which is based on facts and circumstances  deemed  appropriate by such counsel)
to the  effect  that  such  Holder  does not have the power to  exercise  such a controlling influence or otherwise control the Company shall be conclusive.

                               Warrant Agreement
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                                      -10-

            The stock certificate or certificates for Warrant Stock so delivered shall be in such  denominations  as may be specified in the Exercise  Notice and shall be registered in the name of such Holder or such name or names as shall be designated in such Exercise Notice. Such stock certificate or certificates shall be deemed to have been issued and such Holder or any other Person so  designated to be named  therein  shall be deemed to have  become a holder of record of such shares, including, to the extent permitted by law, the right to vote such shares or to consent or to receive notice as a Shareholder, as of the date on which the last of the Exercise  Notice,  payment of the Exercise  Price and the Warrant to which such  exercise  relates is received by the Company as  aforesaid,  and all taxes  required  to be paid by Holder,  if any,  pursuant  to  Section  13.04(c)
hereof,  prior to the  issuance of such shares have been paid.  If such  Warrant shall have been exercised or converted  only in part, the Company shall,  at the time of delivery of the certificate or certificates  representing  Warrant Stock and  other  securities,  execute  and  deliver  to  such  Holder  a new  Warrant evidencing  the rights of such Holder to purchase (or  convert) the  unpurchased
(or unconverted) Stock Units called for by such Warrant, which new Warrant shall in all other respects be identical with the surrendered Warrant.

            All shares of Common Stock  issuable upon the exercise or conversion of a Warrant shall,  upon payment therefor in accordance  herewith,  be duly and validly issued by the Company,  fully paid and  nonassessable and free and clear of all Liens.

            The Company  shall not be required  to issue a  fractional  share of
Common Stock or Other Securities upon exercise or conversion of any Warrant.  As to any  fraction of a share of Common Stock or Other  Securities  which a Holder would  otherwise be entitled to purchase upon such exercise or  conversion,  the
Company may in lieu of the issuance of a fractional  share pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the
Current  Market Price per share of Common Stock or Other  Securities on the date of exercise.

            2.06 ISSUE PRICE;  ORIGINAL ISSUE  DISCOUNT.  Having  considered all facts  relevant to a  determination  of the value of the Notes and the  Warrants being acquired by the Initial Holders,  the Company and the Initial Holders have concluded  and do hereby  agree  that,  for the  purposes  of Section 305 and of
Section 1273 of the Code,  and for purposes of  determining  any original  issue discount with respect to the Notes to be issued at the closing hereof, the issue
price  for  the  Notes  and  the  Warrants  is   $28,594,485   and   $1,405,515,
respectively.  The Company  and the Holders  agree not to take a position on any income tax return, before any governmental agency charged with collection of any income tax or in any judicial proceeding that is inconsistent  herewith,  unless required to do so pursuant  to a  "Determination"  within the meaning of Section
1313(a)(i) of the Code.

            Section 3.  REPRESENTATIONS  AND WARRANTIES.  The Company represents and warrants to the Initial Holders that:

            3.01 EXISTENCE. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida.

                               Warrant Agreement
                               -----------------

                                      -11-

            3.02 NO BREACH.  Except as described in Section 3.04 hereof, none of the execution and delivery of this Agreement and the Warrants,  the consummation of the  transactions  herein and therein  contemplated  and compliance  with the terms and provisions hereof and thereof will conflict with or result in a breach of, or require any consent  under,  the charter or by-laws of the Company or any applicable law or regulation,  or any order,  writ,  injunction or decree of any court or  Governmental  Authority,  or any  agreement or instrument to which the
Company or any of its  Subsidiaries  is a party or by which any of them is bound or to which any of them is  subject,  or  constitute  a  default  under any such agreement or instrument,  which conflict,  breach,  failure to obtain consent or default would have a material  adverse effect on the financial  condition of the
Company and its Subsidiaries, taken as a whole, or on the ability of the Company to perform its obligations hereunder.

            3.03 CORPORATE ACTION. The Company has all necessary corporate power and  authority  to  execute,  deliver and  perform  its  obligations  under this
Agreement and the  Warrants;  the  execution,  delivery and  performance  by the
Company of this  Agreement  and the Warrants  have been duly  authorized  by all necessary  corporate action (including all required  shareholder  action) on the part of the Company;  this Agreement has been duly executed and delivered by the
Company and  constitutes,  and the Warrants when executed,  issued and delivered
pursuant  to  this  Agreement  will   constitute,   valid  and  legally  binding
obligations of the Company entitled to the benefits  provided  therein,  and the
Warrant Stock initially covered by the Warrants shall, when issued and delivered against payment  therefor in accordance  with the Warrants,  be duly and validly issued,  fully  paid and  nonassessable;  and the  Warrants  when  executed  and delivered  by  the  Company  will  constitute,  its  legal,  valid  and  binding obligations,  enforceable  against it in accordance with their terms,  except as enforcement  may be limited by  bankruptcy,  insolvency  or other  similar  laws affecting  creditors'  rights  generally,  and by general  principles  of equity
(regardless of whether enforcement is sought at equity or in law).

            3.04 APPROVALS. No authorizations,  approvals or consents of, and no filings or registrations with, any Governmental  Authority are necessary for the execution,  delivery or  performance  by the Company of this Agreement or of the
Warrants or for the  validity  or  enforceability  hereof or  thereof.  Any such action required to be taken as a condition to the execution and delivery of this
Agreement and the Warrants, or the issuance of the Warrants, has been duly taken by all such Governmental Authorities or other Persons, as the case may be.

            3.05  INVESTMENT  COMPANY  ACT.  Neither  the Company nor any of its
Subsidiaries  is an  "investment  company",  or a  company  "controlled  by"  an
"investment company",  within the meaning of the Investment Company Act of 1940, as amended.

            3.06 PUBLIC UTILITY HOLDING COMPANY ACT. Neither the Company nor any
of its  Subsidiaries  is a "holding  company",  or an  "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                               Warrant Agreement
                               -----------------

                                      -12-

            3.07 CAPITALIZATION.

            (a) Upon the  issuance of the  Warrants  under this  Agreement,  the total number of shares of capital stock which the Company has authority to issue and the  outstanding  shares of the  Company  will be as set forth in Schedule 2 hereto.  Upon the issuance of the  Warrants  under this  Agreement,  the Company shall  not  have  outstanding  any  stock  or  securities  convertible  into  or exchangeable  for any shares of capital stock nor shall it have  outstanding any rights to subscribe  for or to purchase,  or any Options for the purchase of, or any agreements  providing for the issuance  (contingent or otherwise) of, or any calls,  commitments or claims of any character relating to, any capital stock or stock or securities convertible into or exchangeable for any capital stock other than (i) the  Warrants  to be issued  pursuant to this  Agreement,  and (ii) the
Option Stock, Options and Warrants listed on Schedule 1.

            (b) There is not in effect on the date hereof any  agreement  by the
Company  pursuant to which any holders of securities of the Company have a right to cause the Company to register such securities  under the Securities Act other than (i) this  Agreement  and (ii) the  agreements  and  instruments  listed  on
Schedule 3.

            3.08  PRIVATE  OFFERING.  The  purchases  to be made by the  Initial
Holders pursuant to this Agreement are to be separate and several purchases. The
Company  agrees that  neither it nor anyone  acting on its behalf has offered or will offer the  Warrants  or the  Warrant  Stock,  or any part  thereof,  or any similar  securities  for issue or sale to, or has  solicited or will solicit any offer to acquire any of the same from,  anyone so as to bring the  issuance  and sale of the Warrants within the provisions of Section 5 of the Securities Act.

            3.09 SEC DOCUMENTS; FINANCIAL STATEMENTS. The Company has filed in a timely  manner all  documents  that the  Company  was  required to file with the
Commission  under  Sections 13, 14(a) and 15(d) of the Exchange  Act,  since its initial public  offering.  As of their  respective  filing dates,  all documents filed by the  Company  with the  Commission  ("SEC  Documents")  complied in all material  respects with the  requirements  of the Exchange Act or the Securities
Act, as  applicable.  None of the SEC  Documents  as of their  respective  dates contained any untrue statement of a material fact or omitted to state a material fact  required to be stated  therein or  necessary to make the  statements  made therein,  in  light  of the  circumstances  under  which  they  were  made,  not misleading.  The  financial  statements  of the  Company  included  in  the  SEC
Documents  (the  "FINANCIAL  STATEMENTS")  comply  as to  form  in all  material respects with applicable  accounting  requirements  and with the published rules and regulations of the Commission with respect thereto. The Financial Statements have been prepared in accordance  with GAAP and fairly present the  consolidated financial  position of the Company and any Subsidiaries at the dates thereof and the consolidated results of their operations and consolidated cash flows for the periods then ended  (subject,  in the case of unaudited  statements,  to normal, recurring adjustments).

            Section 4. TRANSFERS GENERALLY; SECURITIES ACT COMPLIANCE.

            4.01 TRANSFERS GENERALLY. Except as otherwise permitted by Section 5 hereof, the Restricted Securities shall only be transferable upon the conditions specified in this Section 4, which conditions are intended,  among other things,

                               Warrant Agreement
                               -----------------

                                      -13-

to insure  compliance with the provisions of Regulation Y and the Securities Act in respect of the transfer of any Restricted  Securities.  Any Holder shall,  by
its  acceptance  of  any  Warrant   hereunder,   be  deemed  to  have  made  the
representations,  warranties  and agreements set forth in Section 2.03 hereof on the date of such acceptance.

            4.02  TRANSFERS OF RESTRICTED  SECURITIES  PURSUANT TO  REGISTRATION
STATEMENTS AND RULE 144, ETC. The  Restricted  Securities may be offered or sold by the Holder thereof pursuant to (a) an effective  registration statement under the  Securities  Act, (b) to the extent  applicable,  Rule 144 or (c) subject to
Section 4.03 hereof, any other applicable exemption from the Securities Act.

            4.03 NOTICE OF CERTAIN  TRANSFERS.  If any Holder of any  Restricted
Security desires to transfer such Restricted  Security other than pursuant to an
effective  registration  statement,   Rule  144  under  the  Securities  Act  an
applicable  exemption  from the  Securities  Act or in  accordance  with Section
5.01(a)  hereof,  such Holder  shall  deliver to the Company at least 7 Business
Days' prior written notice with respect to the proposed transfer,  together with an opinion (at such Holder's expense) of Milbank, Tweed, Hadley & McCloy LLP, or such other counsel reasonably satisfactory to the Company, to the effect that an exemption from registration under the Securities Act is available and specifying the applicable exemption.

            4.04  RESTRICTIVE  LEGEND.  Unless and until otherwise  permitted by this Section 4, each certificate for Warrants issued under this Agreement,  each certificate  for any Warrants  issued to any  subsequent  transferee of any such certificate,  each certificate for any Warrant Stock issued upon exercise of any
Warrant,  each  certificate  for any  Warrant  Stock  issued  to any  subsequent transferee of any such  certificate,  each  certificate for any Other Securities issued in connection  with the exercise of any Warrant and each  certificate for any Other Securities issued to any subsequent transferee of any such certificate in respect  thereof,  shall be stamped or otherwise  imprinted  with a legend in substantially the following form:

            "THE SECURITIES  REPRESENTED BY THIS  CERTIFICATE HAVE NOT
            BEEN  REGISTERED  UNDER  THE  SECURITIES  ACT OF 1933,  AS
            AMENDED,   OR  APPLICABLE   STATE   SECURITIES  LAWS,  AND
            ACCORDINGLY,  SUCH SECURITIES MAY NOT BE TRANSFERRED, SOLD
            OR  OTHERWISE  DISPOSED OF EXCEPT IN  COMPLIANCE  WITH THE
            REGISTRATION  OR  QUALIFICATION  PROVISIONS  OF APPLICABLE
            FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS
            THEREFROM."

            "THE  TRANSFER  OF  THE  SECURITIES  REPRESENTED  BY  THIS
            CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN THAT
            CERTAIN  WARRANT  AGREEMENT  DATED AS OF AUGUST 25,  2003,
            BETWEEN  NUCO2 INC.,  A FLORIDA  CORPORATION,  AND CERTAIN
            INITIAL HOLDERS, AS SUCH WARRANT AGREEMENT MAY BE MODIFIED
            AND  SUPPLEMENTED  AND IN EFFECT FROM TIME TO TIME, AND NO
            TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE

                               Warrant Agreement
                               -----------------

            SHALL BE VALID OR  EFFECTIVE  UNTIL SUCH  CONDITIONS  HAVE
            BEEN  FULFILLED.  A  COPY  OF THE  FORM  OF  SUCH  WARRANT
            AGREEMENT IS ON FILE AND MAY BE INSPECTED AT THE PRINCIPAL
            EXECUTIVE OFFICE OF THE AFORESAID CORPORATION.  THE HOLDER
            OF THIS  CERTIFICATE,  BY ACCEPTANCE OF THIS  CERTIFICATE,
            AGREES  TO BE  BOUND  BY THE  PROVISIONS  OF SUCH  WARRANT
            AGREEMENT."

            4.05 TERMINATION OF RESTRICTIONS. The restrictions imposed
by  this  Section  4  upon  the   transferability  of  the  Restricted
Securities  shall cease and terminate as to any particular  Restricted
Security when such  Restricted  Security  shall have been  effectively registered  under the Securities Act and sold by the Holder thereof in accordance  with such  registration or sold under and pursuant to Rule
144 or are eligible to be sold  pursuant to paragraph (k) of Rule 144.
Whenever the restrictions imposed by this Section 4 shall terminate as to any Restricted Security as hereinabove provided, the Holder thereof shall, upon written request,  be entitled to receive from the Company, without expense, a new certificate evidencing such Restricted Security not bearing the restrictive legend otherwise required to be borne by a certificate evidencing such Restricted Security.

            Section 5. ADDITIONAL PROVISIONS RELATING TO TRANSFERS.

            5.01  DISPOSITION OF SECURITIES.  Subject to compliance  with all of the provisions of Section 4 hereof,  any Holder shall have the right to transfer any Restricted Securities to any Person.

            (a) Subject to compliance  with the  provisions of Section 4 hereof, except with respect to the  requirement for an opinion of counsel to the Holder, which shall not be required  under this Section  5.01(a),  any Holder shall have the right to transfer any Restricted Securities:

                                    (i) to any  Person  who  at  the  time  owns
                        (directly  or  indirectly)  at least a  majority  of the
                        voting  capital stock or other equity  interests of such
                        Holder;

                                    (ii) to any  Person at least a  majority  of
                        whose  voting  capital  stock shall at the time be owned
                        (directly or indirectly) by such Holder or by any Person
                        who owns (directly or indirectly) at least a majority of
                        the voting  capital  stock or other equity  interests of
                        such Holder; or

                                    (iii) to another Initial Holder.

            (b) If, in the  reasonable  judgment  of a  Holder,  a  transfer  is required  to be effected by such Holder  because of a  Regulatory  Problem,  the
Company shall use  reasonable  efforts to assist such Holder in disposing of its
Warrants and Warrant Stock,  subject to and in accordance with the terms of this
Agreement and applicable law, to any prospective  purchaser which is a financial institution  or other  institutional  investor  approved by the  Company  (which approval  shall not be  unreasonably  withheld or  delayed)  of the  Warrants or
Warrant  Stock owned by such Holder as such  purchaser  may  reasonably  request
(provided  that,  the Company  shall not be required to make  available  to such

                               Warrant Agreement
                               -----------------

                                      -15-

purchaser  any documents or  information  if doing so would,  in the  reasonable judgment of counsel to the Company,  compromise  any  attorney-client  privilege existing  with  respect  thereto) or to a direct or indirect  competitor  of the
Company.

            (c) In the event of any  underwritten  public offering of Restricted
Securities in which a Holder which is subject to the  provisions of Regulation Y is  participating,  the Company shall use its  reasonable  efforts to assist the underwriter in ensuring that any Warrants or Warrant Stock issued by the Company and sold by such Holder are widely disseminated.

            5.02  TRANSFER   RESTRICTION.   Notwithstanding   anything  in  this
Agreement or the Warrants to the contrary,  no Holder  subject to the provisions of Regulation Y shall transfer any Warrants or shares of Warrant Stock issued by the  Company  and held by it, if, as a result of such  transfer  or the right to effect such transfer, such Holder would be deemed under Regulation Y to have the power to exercise,  directly or  indirectly,  a controlling  influence  over the management or policies of, or otherwise control,  the Company (and, for purposes of this  restriction,  a reasoned opinion of counsel to such Holder delivered to such Holder (which is based on facts and  circumstances  deemed  appropriate  by such counsel) to the effect that such Holder does not have the power to exercise such  a  controlling  influence  or  otherwise  control  the  Company  shall  be conclusive).

            5.03  REPURCHASE  OF COMMON  STOCK.  The Company  shall give 30 days prior written notice to each Holder before  purchasing,  redeeming,  retiring or otherwise acquiring any shares of Common Stock of the Company.

            5.04  CANCELLATION  AND REISSUANCE.  If any Initial Holder or any of
its Affiliates  assigns or otherwise  transfers any of its Notes, or assigns any of its rights or obligations  thereunder to any Person,  such Initial Holder may request  (upon 10 Business  Days' prior notice to the Company)  that a number of
Warrants held by such Initial Holder be cancelled on the date of such assignment and  transfer and that a like number of Warrants be issued by the Company to the
Person to whom such Notes are being assigned or otherwise transferred.  Upon the date specified in such request,  the Company shall issue, and the Initial Holder shall  deliver to the  Company  for  cancellation,  such  number of  Warrants as aforesaid  and the  Company  and  such  Person  shall  execute  and  deliver  an instrument  pursuant to which such Person becomes a "Holder"  hereunder entitled to all the  benefits  accorded  to a Holder  under,  and  subject  to all of the obligations imposed upon a Holder pursuant to, this Agreement and the Warrants.

            5.05 TRANSFER, DIVISION AND COMBINATION. Subject to Sections 4 and 5
hereof,  transfer  of a Warrant and all rights  thereunder,  in whole or in part
(the "Transferred Warrant"),  shall be registered on the books of the Company to be maintained for such purpose,  upon surrender of such  Transferred  Warrant at the office of the Company  maintained for such purpose pursuant to Section 13.03 hereof, together with a written assignment  substantially in the form set out at the end of such  Transferred  Warrant,  duly executed by the relevant Holder and payment of funds sufficient to pay any transfer taxes payable upon the making of such transfer.  Upon such surrender and, if required,  such payment, the Company shall,  subject  to  Sections  4 and 5  hereof  and  the  immediately  following sentence,  (a)  execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the  denominations  specified in such instrument of

                               Warrant Agreement
                               -----------------

                                      -16-

assignment,  (b) issue to the assignor a new Warrant  evidencing  the portion of such Transferred  Warrant not so assigned or transferred and (c) promptly cancel such Transferred  Warrant.  A Warrant,  if properly  assigned in compliance with
Sections 4 and 5 hereof,  may be  exercised  by an assignee  for the purchase of shares  of  Common  Stock  without  having a new  Warrant  or  Warrants  issued.
Notwithstanding  any provision herein to the contrary,  the Company shall not be required to register  the  transfer of Warrants or Warrant  Stock in the name of any Person who  acquired  such  Warrant (or part  thereof) or any Warrant  Stock otherwise than in accordance with this Agreement.

            The  Company  shall  maintain  with  its  transfer  agent  or at its aforesaid office, books for the registration and transfer of the Warrants.

            Section 6.  ADJUSTMENT OF STOCK UNIT. The number of shares of Common
Stock  comprising a Stock Unit shall be subject to adjustment  from time to time as set  forth in this  Section  6. All of the  adjustments  referred  to in this
Section 6 shall only apply to Warrants  which have not yet been  exercised.  The
Company  shall not create any class of Common Stock which  carries any rights to dividends or assets differing in any respect from the rights of the Common Stock on the date hereof.

            6.01 STOCK DIVIDENDS,  SUBDIVISIONS AND COMBINATIONS. If at any time the Company shall:

            (a) declare or pay a dividend payable in Additional Shares of Common
      Stock, or

            (b) subdivide its  outstanding  shares of Common Stock into a larger number of shares of Common Stock, or

            (c) combine its  outstanding  shares of Common  Stock into a smaller number of shares of Common Stock,

then the number of shares of Common Stock  comprising  a Stock Unit  immediately after the  occurrence of any such event shall be adjusted to equal the number of shares of Common  Stock which a record  holder of the number of shares of Common
Stock comprising a Stock Unit  immediately  prior to the happening of such event would own or be entitled to receive after the happening of such event.

            6.02 Issuance of Additional  Shares of Common Stock.  If at any time the Company shall (except as hereinafter  provided) issue or sell any Additional
Shares of Common Stock in exchange for consideration in an amount per Additional
Share of  Common  Stock  less  than  the  Current  Market  Price at the time the
Additional  Shares of  Common  Stock are  issued,  then the  number of shares of
Common Stock thereafter comprising a Stock Unit shall be adjusted to that number determined  by  multiplying  the number of shares of Common  Stock  comprising a
Stock Unit immediately  prior to such adjustment by a fraction (a) the numerator of which shall be the number of shares of Common Stock  outstanding  immediately prior to the issuance of such Additional  Shares of Common Stock plus the number

                               Warrant Agreement
                               -----------------

                                      -17-

of such Additional Shares of Common Stock so issued,  and (b) the denominator of which  shall be the  number of shares of Common  Stock  outstanding  immediately prior to the issuance of such Additional  Shares of Common Stock plus the number of shares of Common Stock which the aggregate consideration for the total number of such  Additional  Shares of  Common  Stock so issued  would  purchase  at the
Current  Market Price.  For purposes of this Section 6.02,  for all issuances of shares of Common  Stock  except for those shares  issued in  connection  with an acquisition  of assets or stock,  a tender or exchange  offer, a merger or other business  combination,  the date as of which the Current  Market  Price shall be computed  shall be the earlier of (i) the date on which the Company  shall enter into a firm contract for the issuance of such Additional  Shares of Common Stock and (ii) the date of actual issuance of such Additional  Shares of Common Stock.
Subject to Section 6.05 hereof, no further adjustment of the number of shares of
Common Stock  comprising a Stock Unit shall be made under this Section 6.02 upon the issuance of any Additional Shares of Common Stock:

            (a) for which an adjustment is provided under Section 6.01 hereof;

            (b) which are issued  pursuant to the exercise of any Options or the conversion,  exchange or exercise of any  Convertible  Securities,  if any such adjustment  shall previously have been made upon the issuance of such
      Options or  Convertible  Securities  (or upon the  issuance  of any Option therefor) pursuant to Section 6.03 or 6.04 hereof; or

            (c) as a distribution or a dividend which is distributed or declared and paid in accordance with Section 7.02 hereof.

            6.03 ISSUANCE OF OPTIONS.  If at any time the Company shall issue or sell, or shall fix a record date for the  determination  of holders of any class of  securities  entitled to receive,  any Options,  whether or not the rights to purchase thereunder are immediately exercisable,  and the consideration received by the  Company in payment  for such  Options  (determined  in  accordance  with
Section 6.06(a) hereof) shall be less than the Current Market Price in effect on the date of and immediately  prior to such issuance,  sale or fixing of a record date,  then the number of shares of Common Stock  thereafter  comprising a Stock
Unit shall be adjusted as provided in Section  6.02 hereof on the basis that (a)
the maximum number of Additional Shares of Common Stock issuable pursuant to all such Options  shall be deemed to have been issued as of (and,  accordingly,  the date as of which  the  Current  Market  Price  shall be  computed  shall be) the computation date specified in the next succeeding sentence of this Section 6.03, and (b) the aggregate consideration for such maximum number of Additional Shares of Common  Stock  shall be (subject to Section  6.05  hereof) the  consideration received by the Company for the  issuance or sale of such  Additional  Shares of
Common  Stock  pursuant to the terms of such Options or pursuant to the terms of such Convertible Securities.  For purposes of this Section 6.03, the computation date for  clause  (a) above  shall be the  earlier  of (i) the date on which the
Company  shall take a record of the holders of its Common  Stock for the purpose of  entitling  them to  receive  any such  Options,  (ii) the date on which  the
Company  shall  enter  into a firm  contract  for the  issuance  or sale of such
Options  and  (iii)  the date on which  the  Company  shall  issue or sell  such
Options.  No  further  adjustment  of the  number  of  shares  of  Common  Stock comprising  a Stock Unit shall be made under this Section 6.03 upon the issuance or sale of any Options to  subscribe  for or purchase any  Additional  Shares of

                               Warrant Agreement
                               -----------------

                                      -18-

Common Stock or any Convertible  Securities or upon the subsequent issue or sale of Additional  Shares of Common Stock upon the exercise of such Options,  if any such  adjustment  shall  previously  have been made upon the issuance or sale of such Option or upon the setting of a record  date  therefor,  or upon any deemed issuance or sale of such Additional Shares of Common Stock, as a distribution or a dividend which is distributed or declared and paid in accordance  with Section
7.02 hereof.  Notwithstanding the foregoing,  any issuance of an Option which is issued together with a debt security of the Company, as a unit, shall be treated for the purpose of this Section 6 as the issuance of a Convertible Security.

            6.04 ISSUANCE OF CONVERTIBLE SECURITIES.  If at any time the Company shall  issue or sell any  Convertible  Securities,  whether or not the rights to
exchange  or  convert   thereunder   are   immediately   exercisable,   and  the
consideration received by the Company in payment for such Convertible Securities shall be less than the  Convertible  Security Value thereof,  then the number of shares of Common Stock thereafter  comprising a Stock Unit shall be increased to a number of shares of Common  Stock  having a value  immediately  following  the computation  date (as  established  below)  equal to the value of the  number of shares  comprising such Stock Unit  immediately  before such increase.  For this purpose,  the value before the increase will be the Current  Market Price of the
Common Stock  (determined  as at the date  immediately  preceding such increase)
divided by the number of shares of Common Stock  outstanding  on a fully diluted basis,  and the value  immediately  following the computation  date shall be the foregoing  value,  except that the numerator  shall be the Current  Market Price plus the cash amount paid to the Company for such  Convertible  Securities  less the Convertible  Security Value of such  Convertible  Securities on issuance and the denominator  shall be increased by the number of Additional Shares of Common
Stock issuable on exercise of such Convertible Securities.  For purposes of this
Section  6.04,  the  computation  date shall be the  earliest of (i) the date on which the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any such Convertible  Securities,  (ii) the date on which the Company  shall enter into a firm  contract for the issuance or sale of such  Convertible  Securities  and (iii) the date of actual  issuance or sale of such  Convertible  Securities.  No further  adjustment  of the number of shares of Common Stock  comprising a Stock Unit shall be made under this Section
6.04 upon the issuance or sale of any  Convertible  Securities or the conversion or exchange of such  Convertible  Securities  into  Additional  Shares of Common
Stock:

                             (A)  which  are  issued  or  sold  pursuant  to the
               exercise of any Option  therefor,  if any such  adjustment  shall previously  have been made upon the issuance or sale of an Option relating to such Convertible  Securities pursuant to Section 6.03 hereof; or

                             (B) if any such adjustment in respect thereof shall
               previously  have  been  made upon the  setting  of a record  date therefor, or upon any deemed issuance or sale of such Convertible
               Securities; or

                             (C)  as a  distribution  or  a  dividend  which  is
               distributed or declared and paid in accordance  with Section 7.02 hereof.

            6.05 SUPERSEDING ADJUSTMENT OF STOCK UNIT. If, at any time after any adjustment of the number of shares of Common Stock comprising a Stock Unit shall have  been  made  pursuant  to  Section  6.03 or 6.04  hereof as a result of the issuance of Options or  Convertible  Securities,  or after any new adjustment of the  number of shares of Common  Stock  comprising  a Stock Unit shall have been

                               Warrant Agreement
                               -----------------

                                      -19-

made pursuant to this Section 6.05, (a) such Options or the right of conversion, exchange or exercise of such Convertible  Securities shall expire,  and all or a portion of such Options or the right of  conversion,  exchange or exercise  with respect to all or a portion of such Convertible Securities,  as the case may be, shall not have been  exercised or treated as having been  exercised or otherwise
canceled  or  acquired  by  the  Company  in  connection   with  any  settlement
(including,  without  limitation,  any cash  settlement)  of such Options or the rights of conversion, or exchange or exercise of such convertible Securities, or
(b) there has been any change  (whether by the passage of time or  otherwise) in the number of shares  issuable  upon  exercise,  conversion  or exchange of such
Options or  Convertible  Securities  (including  as a result of the operation of antidilution provisions applicable thereto), or (c) the consideration per share, for which  Additional  Shares of Common  Stock  are  issuable  pursuant  to such
Options or the terms of any Convertible Securities,  or the maturity of any such
Convertible  Security,  shall be  changed  (whether  by the  passage  of time or otherwise) then such previous adjustment shall be rescinded and annulled and the
Additional  Shares of Common  Stock  which  were  deemed to have been  issued by virtue of the  computation  made in connection  with the adjustment so rescinded and  annulled  shall no longer  be deemed to have been  issued by virtue of such computation.  Thereupon,  a  recomputation  shall be made of the  effect of such
Options or Convertible Securities on the basis of:

                        (i) treating the number of  Additional  Shares of Common
            Stock, if any,  theretofore  actually issued or sold pursuant to the previous  exercise of such  Options or such right of  conversion  or exchange, as having been issued or sold on the date or dates of such issuance as determined for purposes of such previous  adjustment and for the consideration actually received therefor;

                        (ii) treating the maximum number of Additional Shares of
            Common Stock (A) issuable  pursuant to all Options which then remain outstanding  and (B) necessary to effect the  conversion or exchange of all  Convertible  Securities  which then remain  outstanding,  as having been issued (subject,  however,  to further  adjustment under this Section 6.05); and

                        (iii) making the computations called for in Section 6.04
            hereof  on the  basis  of the  revised  terms  of  such  Convertible
            Securities as if the securities being subject to recomputation  were newly  issued as of the relevant  recomputation  date and, if and to the extent called for by the foregoing  provisions of this Section 6 on the basis aforesaid,  a new adjustment of the number of shares of
            Common  Stock  comprising  a Stock Unit shall be made,  and such new adjustment shall supersede the previous  adjustment so rescinded and annulled.

            6.06 Other Provisions  Applicable to Adjustments  Under this Section
6. The following  provisions shall be applicable to the making of adjustments of the  number of  shares of Common  Stock  comprising  a Stock  Unit  hereinbefore provided for in this Section 6, irrespective of the accounting  treatment of any consideration described below:

            (a) COMPUTATION OF CONSIDERATION.  To the extent that any Additional
      Shares of Common Stock, any Options or any Convertible Securities shall be issued for cash consideration,  the consideration  received by the Company

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                               -----------------

                                      -20-

      therefor  shall be deemed to be the amount of cash received by the Company therefor,  or,  if such  Additional  Shares of Common  Stock,  Options  or
      Convertible  Securities are offered by the Company for  subscription,  the subscription price, or, if such Additional Shares of Common Stock, Options or Convertible  Securities are sold to  underwriters or dealers for public offering  without a subscription  offering,  the initial  public  offering price. To the extent that such issuance or sale shall be for consideration other than cash, then the amount of such consideration  shall be deemed to be the  fair  market  value  of  such  consideration  at the  time of such issuance, as reasonably determined by the Board. The consideration for any
      Additional  Shares of Common  Stock  issuable  pursuant  to any  Option to subscribe for or purchase the same shall be the consideration  received or receivable by the Company for the sale or issuance of such Option plus the additional  consideration payable to the Company upon the exercise thereof in full.  The  consideration  for any  Additional  Shares of Common  Stock issuable pursuant to the terms of any Convertible  Securities shall be the
      consideration   paid  or  payable  to  the   Company  in  respect  of  the
      subscription for, sale or issuance of such Convertible Securities plus the additional  consideration  payable to the Company upon the  conversion  or exchange  thereof  in  full.  In case of the  issuance  at any time of any
      Additional  Shares of  Common  Stock in  payment  or  satisfaction  of any dividend  upon any class of stock  other than  Common  Stock,  the Company shall be  deemed to have  received  for such  Additional  Shares of Common
      Stock  consideration  equal  to the  amount  of such  dividend  so paid or satisfied.

            (b) WHEN  ADJUSTMENTS TO BE MADE. The  adjustments  required by this
      Section  6 shall be made  whenever  and as often  as any  specified  event requiring  an  adjustment  shall occur except that any  adjustment  of the number of  shares  of Common  Stock  comprising  a Stock  Unit that  would otherwise  be  required  may  be  postponed  (except  in  the  case  of  a subdivision or combination of shares of the Common Stock,  as provided for in Section  6.01 hereof) up to but not beyond the date of exercise if such adjustment  either by itself or with other adjustments not previously made adds or subtracts  less than 1% of the  aggregate  Exercise  Price for all
      Warrants then  outstanding.  Any adjustment  representing a change of less than such minimum percent  (except as aforesaid)  shall be carried forward and  made as soon as such  adjustment,  together  with  other  adjustments required by this  Section 6 and not  previously  made,  would  result in a minimum  adjustment  on the  date  of  exercise.  For the  purpose  of any adjustment,  any  specified  event shall be deemed to have occurred at the close of business on the date of its occurrence.

            (c)  FRACTIONAL  INTERESTS.  In  computing  adjustments  under  this
      Section  6,  fractional  interests  in Common  Stock  shall be taken  into account to the nearest one-hundredth of a share.

            (d) WHEN  ADJUSTMENT  NOT REQUIRED.  (i) If the Company shall take a record of the  holders of its Common  Stock for the  purpose of  entitling them to receive a dividend or  distribution  or  subscription  or purchase rights  and shall,  thereafter  and  before  the  distribution  thereof to
      Shareholders,  legally  abandon its plan to pay or deliver such  dividend, distribution, subscription or purchase rights, then no adjustment shall be

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                               -----------------

                                      -21-

      required  by reason of the taking of such  record and any such  adjustment previously made in respect thereof shall be rescinded and annulled, and no adjustment in the number of shares of Common Stock thereafter comprising a
      Stock  Unit  under  Section  6.02,  6.03 or 6.04  hereof  shall be made in respect of the Warrants held by such Holder.  (ii) No adjustment  shall be made  hereunder  in respect  of the  issuance  of Option  Stock or options representing the right to acquire Option Stock.

            Section   7.   CONSOLIDATION,    MERGER,   SHARE   EXCHANGE,   ETC.;
Distributions.  The  provisions  set forth in this Section 7 shall only apply to
Warrants which have not yet been exercised.

            7.01  CONSOLIDATION,   MERGER,  SHARE  EXCHANGE,   ETC.  In  case  a
consolidation,  merger or share  exchange of the Company  shall be effected with another  Person after the date hereof and the Company shall not be the surviving entity,  or the Company shall be the surviving entity but its Common Stock shall be changed into  securities or other  property of another  Person,  or the sale, lease or transfer of all or a substantial  part of its assets to another  Person shall  be  effected  after  the  date  hereof,  then,  as a  condition  of  such consolidation,  merger,  share  exchange,  sale,  lease or transfer,  lawful and adequate  provision shall be made whereby each Holder shall  thereafter have the right to purchase and receive,  upon the exercise of its Warrants,  on the basis and the terms and  conditions  specified  herein (and in lieu of each Stock Unit immediately  theretofore  purchasable  and  receivable  upon the exercise of the
Warrants),  such shares of stock, securities,  cash or other property receivable upon such consolidation, merger, share exchange, sale, lease or transfer as such
Holder would have been  entitled to receive if its  Warrants had been  exercised immediately  prior to such event.  In any such case,  appropriate  and equitable provision  also shall be made with  respect to the rights and  interests of each
Holder to the end that the provisions hereof (including  Section 6 hereof) shall thereafter  be  applicable,  as nearly as may be, in  relation  to any shares of stock,  securities,  cash or  other  property  thereafter  deliverable  upon the exercise of any Warrants.  The Company shall not effect any such  consolidation,
merger,   share   exchange,   sale,   lease  or  transfer  unless  prior  to  or
simultaneously with the consummation thereof the successor Person (if other than the Company) resulting from such consolidation,  merger or share exchange or the
Person purchasing,  leasing or otherwise  acquiring such assets shall assume, by written  instrument,  the  obligation  to deliver to such  Holder such shares of stock,  securities,  cash or other property as, in accordance with the foregoing provisions,  such Holder may be entitled to upon the  exercise of its  Warrants.
The above  provisions of this Section 7.01 shall  similarly  apply to successive consolidations, mergers, share exchanges, sales, leases or transfers.

            7.02   DISTRIBUTIONS   UPON   DECLARATION   OF   DIVIDEND  OR  OTHER
DISTRIBUTION. So long as any Warrants remain outstanding, the Company shall pay, upon the declaration  and payment of any dividend or distribution  (whether such dividend  or  distribution  is in the  form of  cash,  debt  securities,  equity securities or other  property) on any class of Common Stock,  to each Holder the dividend or distribution that such Holder would be otherwise entitled to receive had such Holder exercised the Warrants held by it in full  immediately  prior to the  taking of record of those  holders  of Common  Stock  entitled  to any such dividend or  distribution,  provided that,  this  provision  shall apply only to dividends or  distributions  in respect of the Common Stock other than ordinary, periodic  cash  dividends  paid out of earned  surplus of the  Company.  If such

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                               -----------------

                                      -22-

dividend or distribution is in the form of a voting equity security, such Holder will be entitled  to receive,  at its  option,  in its stead  non-voting  equity securities  otherwise  identical to and convertible at such Holder's option into the equity securities to which such Holder is otherwise entitled  thereunder and continuing benefiting from antidilution provisions similar to those herein. This provision  shall not apply to stock  dividends  of  Additional  Shares of Common
Stock, or to a reclassification or  recapitalization,  provided that the Company adjusts the number of shares of Common Stock comprising a Stock Unit pursuant to
Section 6.01 hereof.

            7.03  DILUTION  IN CASE OF  OTHER  SECURITIES.  In  case  any  Other
Securities shall be issued or sold or shall become subject to issue or sale upon the conversion or exchange of any stock (or Other Securities) of the Company (or any issuer of Other  Securities or any other Person  referred to in Section 7.01 hereof)  or to  subscription,  purchase  or other  acquisition  pursuant  to any rights, options, warrants to subscribe for, purchase or otherwise acquire either
Additional  Shares  of  Common  Stock  or  securities   directly  or  indirectly
convertible into or exchangeable for Additional  Shares of Common Stock,  issued or  granted  by  the  Company  (or  any  such  other  issuer  or  Person)  for a consideration  such as to  dilute,  on a basis  consistent  with  the  standards established  in the other  provisions of Section 6 hereof,  the purchase  rights granted  by the  Warrants,  then,  and in  each  such  case,  the  computations, adjustments and readjustments provided for in said Section 6 with respect to the
Stock Units  shall be made as nearly as  possible in the manner so provided  and applied to determine the amount of Other Securities from time to time receivable upon the  exercise of the  Warrants,  so as to protect  the Holders  against the effect of such dilution.

            Section 8. NOTICE TO WARRANT HOLDERS.

            8.01 NOTICE OF ADJUSTMENT OF STOCK UNIT OR EXERCISE PRICE.  Whenever
the number of shares of Common  Stock  comprising a Stock Unit shall be adjusted pursuant  to  Section  6 or 7  hereof,  the  Company  shall  forthwith  obtain a certificate signed by the chief financial officer of the Company, setting forth, in reasonable detail, the event requiring the adjustment and the method by which such  adjustment was  calculated  (including a description of the basis on which the Board determined the fair market value of Additional  Shares of Common Stock issued  or sold and,  if the  consideration  therefor  was other  than  cash,  a description  of how such  consideration  was valued),  specifying  the number of shares of Common Stock  comprising a Stock Unit and (if such adjustment was made pursuant  to  Section  7 hereof)  describing  the  number  and kind of any other securities  comprising a Stock Unit, and any change in the Exercise Price, after giving effect to such  adjustment or change.  The Company shall  promptly and in any case within 10 days after the making of such adjustments cause a signed copy of such  certificate  to be delivered to each Holder in accordance  with Section
13.02 hereof. The Company shall keep at its office or agency, maintained for the purpose  pursuant to Section 13.03 hereof,  copies of all such  certificates and cause the same to be  available  for  inspection  at said office  during  normal business hours by any Holder or any prospective permitted purchaser of a Warrant designated by a holder thereof.

            8.02 NOTICE OF CERTAIN CORPORATE ACTIONS.  In case the Company shall propose (a) to pay any dividend (other than a regular periodic  dividend payable in cash out of earned surplus) to the holders of its Common Stock or to make any other  distribution  to the holders of its Common Stock,  or (b) to offer to the

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                               -----------------

                                      -23-

holders  of  its  Common  Stock  rights  to  subscribe  for or to  purchase  any
Additional Shares of Common Stock or Other Securities, rights or options, or (c)
to  effect  any   reclassification   of  its   Common   Stock   (other   than  a
reclassification involving only the subdivision,  or combination, of outstanding shares of Common Stock), or (d) to effect any capital reorganization,  or (e) to effect any  consolidation,  merger or share exchange in which the Company is not the surviving  entity,  or is the surviving entity but its Common Stock shall be changed into  securities or other property of another  Person,  or sale,  lease, transfer or other  disposition  of all or a majority of its property,  assets or business,  or (f) to effect the  liquidation,  dissolution  or winding up of the
Company,  then,  in each such case,  the Company  shall give to each Holder,  in accordance with Section 13.02 hereof,  a notice of such proposed  action,  which shall specify the date on which a record is to be taken for the purposes of such stock dividend,  distribution  or offering of rights,  or the date on which such reclassification,  reorganization,  consolidation, merger, share exchange, sale, lease, transfer, disposition,  liquidation, dissolution or winding up is to take place and the date of  participation  therein by the holders of Common Stock, if any such date is to be fixed and shall also set forth  such  facts with  respect thereto as shall be  reasonably  necessary to indicate the effect of such action on the Common  Stock,  if any,  and the  number and kind of any other  shares of stock  which  will  comprise  a Stock  Unit,  and the  purchase  price or prices thereof,  after giving effect to any adjustment,  if any, which will be required as a result of such  action.  Such  notice  shall be so given in the case of any action  covered  by clause (a) or (b) above at least 20 days prior to the record date for  determining  holders of the Common  Stock for purposes of such action, and in the case of any other such action,  at least 20 days prior to the date of the taking of such proposed action or the date of  participation  therein by the holders of Common Stock, whichever shall be the earlier.

            8.03  LIMITATION  ON HOLDERS'  RIGHTS.  Prior to the exercise of any
Warrant, the Holder thereof shall not be entitled to any rights of a Shareholder
(subject to Section 7.02 hereof with respect to  dividends  and  distributions), including,  without limitation,  the right to vote or receive dividends or other distributions,  or any  notice  of any  proceedings  of the  Company  except  as expressly provided in this Agreement.

            Section  9.  RESERVATION  AND  AUTHORIZATION  OF COMMON  STOCK.  The
Company  shall at all  times  reserve  and keep  available  for  issue  upon the exercise or conversion of Warrants  such number of its  authorized  but unissued shares of Common Stock as will be  sufficient  to permit the exercise in full of all  outstanding  Warrants  from time to time.  All shares of Common Stock which shall be so  issuable,  when issued upon  exercise of any Warrant and payment of the applicable  Exercise Price therefor in accordance  with the terms hereof and of the Warrants, shall be duly and validly issued by the Company, fully paid and nonassessable and free and clear of all Liens.

            Before  taking any action which would result in an adjustment in the number of shares of Common Stock comprising a Stock Unit or which would cause an adjustment  reducing the Current  Warrant  Price per share of Common Stock below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants,  the Company shall take any corporate action which is necessary in  order  that the  Company  may  validly  and  legally  issue  fully  paid and nonassessable  shares of  Common  Stock  free and  clear of all  Liens  upon the exercise of all the Warrants immediately after the taking of such action.

                               Warrant Agreement
                               -----------------

                                      -24-

            Before  taking any action which would result in an adjustment in the number of  shares of Common  Stock  comprising  a Stock  Unit or in the  Current
Warrant  Price per share of Common  Stock,  the  Company  shall  obtain all such authorizations or exemptions  thereof,  or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

            The Company will list on each national  securities exchange on which any  Common  Stock may at any time be  listed,  subject  to  official  notice of issuance upon  exercise of the Warrants,  and will maintain such listing of, all shares of Common  Stock  from time to time  issuable  upon the  exercise  of the
Warrants.  The Company will also so list on each national  securities  exchange, and will  maintain  such  listing  of, any Other  Securities  if at the time any securities  of the  same  class  shall be  listed  on such  national  securities exchange by the Company.

            Section 10. TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS.

            (a) In the  case of all  dividends  or  other  distributions  by the
Company to the holders of its Common Stock with  respect to which any  provision of Section 6 and Section  7.02  hereof  refers to the taking of a record of such holders,  the Company shall in each such case take such a record as of the close of business on a Business Day.

            (b) The Company shall not close its stock  transfer books or Warrant transfer  books  for  the  purpose  of  preventing  or  delaying  the  exercise, conversion or transfer of any Warrant.

            Section 11. HOLDERS' SPECIAL RIGHTS.

            11.01  REPLACEMENT  OF  INSTRUMENTS.  Upon receipt by the Company of evidence reasonably  satisfactory to it of the ownership of and the loss, theft, destruction  or  mutilation of any  certificate  or  instrument  evidencing  any
Warrants issued by the Company, and

                (a) in the case of loss,  theft or destruction,  of an indemnity reasonably satisfactory to it, provided that, if the owner of the same is an Initial  Holder,  its own agreement of indemnity shall be deemed to be  satisfactory,  or if the  owner  of the  same is a  Holder  the
          Company may require a bond, or

                (b) in the case of mutilation,  upon  surrender or  cancellation thereof,

the  Company,  at its expense,  shall  execute,  register  and deliver,  in lieu thereof,  a new  certificate  or instrument for (or covering the purchase of) an equal number of Warrants or Warrant Stock.

            11.02 RESTRICTIONS ON CERTAIN ACTION.

            (a) The  Company  shall not at any time enter into an  agreement  or other instrument  limiting in any manner (other than in a de minimis manner) its ability  to  perform  its  obligations  under  this  Agreement  or  making  such performance  or the  issuance of shares of Common Stock upon the exercise of any
Warrant issued by it a default under any such agreement or instrument.

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                               -----------------

                                      -25-

            (b) So long as at least  50% of all of the  Warrants  issued  to the
Initial Holders hereunder shall remain outstanding,  neither the Company nor any of its Subsidiaries shall (i) issue any Participating Security or Options for or
Convertible Securities convertible into a Participating Security, (ii) issue any class of equity other than Common Stock  outstanding  on the date hereof and any
Preferred  Stock of the  Company or (iii) make or agree to make  payments to any
Person,  such as any  "phantom"  stock  payments,  where the  amount  thereof is calculated  with  reference to fair market or equity value of the Company or any of the Subsidiaries.

            11.03 INSPECTION  RIGHTS.  As and when requested,  the Company shall provide to any  transferee  of Notes who is a Holder of or an Initial  Holder of
more than 15% of the total outstanding Warrants or the agents or representatives of such holder all  information  and/or access to all  information in respect of the Company and its Subsidiaries as the Company provides to members of the Board at the same time or times and/or  subject to the same  conditions  to which such information or access thereto is provided to such members of the Board

            11.04 BOARD  ATTENDANCE.  So long as the Initial  Holders own 50% or
more  of  the  Warrants  and  the  Warrant  Stock,   one   representative   (the
"Representative") appointed by the Majority Initial Holders shall be entitled to attend  all  meetings  of (i) the  Board  (ii)  the  board of  directors  of any
Subsidiary  of the  Company  and  (iii)  any  committee  of (i) and  (ii)  above provided,  however, that the Representative shall not be entitled to vote at any such  meeting.  The Company shall  reimburse,  by Company check mailed within 30
Business  Days of receipt by the Company of proper  documentation  thereof,  the reasonable  out-of-pocket  expenses incurred by the Representative in connection with  attendance  at any  meetings  pursuant to this  Section  11.04;  provided, however,  that the  Representative  shall not be entitled to  reimbursement  for first-class travel.

            11.05 RIGHT TO PURCHASE EQUITY SECURITIES. (a) So long as an Initial
Holder owns any Warrants or Warrant Stock,  if the Company  proposes to and does issue any Equity  Securities (other than in a registered public offering or in a transaction  in  which  Equity  Securities  are  exchanged  for  the  assets  or securities of another  person;  provided  that the Board has  determined in good faith that the assets or  securities  received by the  Company in such  exchange have a fair value at least  equal to the value of the Equity  Securities  of the
Company exchanged therefor) the Company shall offer each such Initial Holder the right  to  participate  proportionately  in a  percentage  amount  equal  to the percentage of the Company's Common Stock (on a fully diluted basis)  represented by the Warrants  and/or Warrant Stock held by each such Initial Holder as of the date of issuance of any such Equity  Securities  (the "Date of Issuance") and on the same  terms  and  conditions  and at the same per  unit  price  (the  "Issue
Price").  The Company shall give written notice to each such Initial  Holders of any such issuance as far in advance of the Date of Issuance as possible,  but in no event  less than 10 days in  advance  of the Date of  Issuance  (a "Notice of
Issuance").  The Notice of Issuance will describe in reasonable detail the terms and conditions of the proposed issuance,  including the Issue Price, the maximum number of Equity  Securities  that  each  Initial  Holder  will be  entitled  to purchase  (assuming  for this  purpose  only that the number of Warrants  and/or

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                               -----------------

                                      -26-

shares of Warrant Stock held by each Initial  Holder does not change between the date of the  giving  of such  notice  and the Date of  Issuance)  on the Date of
Issuance.

            (b) Each  such  Initial  Holder  shall  have the  option to elect to purchase all or part of such Initial Holder's  portion of the Equity  Securities described  in a Notice of  Issuance  at the Issue  Price and on the other  terms contained  in the Notice of  Issuance  by  notifying  the Company in writing (an
"Election Notice") at least two business days prior to the Date of Issuance (the
"Election  Period"),  at which time such Initial Holder shall become irrevocably bound (subject to the  satisfaction of all regulatory  requirements) to purchase such Equity  Securities.  Each Election Notice will indicate the number of units that each Initial Holder elects to purchase.

            (c) Any purchase and sale pursuant to the provisions of this Section
11.05  shall  occur on the Date of  Issuance  at the  principal  offices  of the
Company  unless  otherwise  agreed.  At any  closing of a  purchase  and sale in accordance  with this  Section  11.05,  the Company  will  deliver  certificates evidencing  the Equity  Securities to be so purchased  against  delivery by each
Initial  Holder of an amount  equal to the  number  of units  that each  Initial
Holder has elected to purchase  multiplied by the Issue Price.  Such amount will be payable at such  closing.  Each  Initial  Holder  making a purchase of Equity
Securities  pursuant to this Section 11.05 shall be responsible  for the payment of any  transfer or other taxes due as a result of such  purchase and such taxes shall be payable at the closing (unless such Initial Holder provides evidence in form satisfactory to the Company that such taxes have been paid).

            (d) The  failure  of any  Initial  Holder to  exercise  its right to purchase Equity  Securities  under this Section 11.05 in connection with any one issuance of Equity  Securities by the Company will not, in any manner,  waive or otherwise  impair the rights of such  Initial  Holder to purchase  such  Initial
Holder's  share of Equity  Securities  in  connection  with any  other  proposed issuance of Equity Securities to which this Section 11.05 is applicable.

            (e) Notwithstanding  anything contained in this Section 11.05 to the contrary,  the Company may at any time, regardless of whether an Election Notice has been given, prior to the Date of Issuance abandon an offering as to which it has given a Notice of Issuance,  in which case the Initial Holders shall have no further  right to purchase  the Equity  Securities  described  in such Notice of
Issuance.

            Section 12. REGISTRATION.

            12.01  NOTICE.  On and  after  the date of this  Agreement  (a) upon receipt of notice (a "Demand Notice") from the Majority Holders  requesting that the Company effect the  registration of Warrants or shares of Warrant Stock held by any Holder or Holders,  or (b)  whenever  the Company  otherwise  proposes to effect the  registration  of any Common  Stock  under the  Securities  Act,  the
Company  shall  promptly,  and in any  event  at  least  20  days  prior  to the anticipated  filing date of the proposed  registration  statement,  give written notice of such proposed  registration to all Holders. Each Holder that wishes to register  its  Warrants or shares of Warrant  Stock  (each,  a "SELLER")  shall, within 15 days after  receipt of such  notice from the  Company,  deliver to the
Company  a notice  (a  "SELLER  NOTICE")  stating  that  such  Seller  wishes to

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                                      -27-

participate  in such  offering and setting forth the number of shares of Warrant
Stock  that such  Seller  desires  to  include  in such  offering.  The  Company thereupon shall,  subject to Section 12.01(c) as expeditiously as possible,  use its best efforts to effect the  registration  under the  Securities  Act of such shares of Warrant Stock (any such registration  effected or undertaken  pursuant to a  Demand  Notice  being  herein  referred  to as a  "DEMAND  REGISTRATION");
provided,  however,  that the Company  shall not be required to effect more than two Demand  Registrations  provided,  further that the  Company's  obligation to effect  registration  of  Warrants  or shares of  Warrant  Stock  under  Section
12.01(b)  shall be  unlimited  in  number.  In the event  that (i) the amount of securities  proposed to be sold by Sellers  pursuant to a Demand Notice shall be reduced  pursuant to Section 12.02(a) hereof to an amount which is less than 75%
of the amount of securities  originally  proposed to be sold by Sellers, or (ii)
any Demand Notice shall be withdrawn by the Holder or Holders  originally giving such  Demand  Notice  at any  time  prior  to the  filing  by the  Company  of a preliminary  registration statement in connection with such Demand Notice, then, in such event,  no right to a Demand  Registration  shall be deemed to have been exercised  or forfeited  and such Demand  Notice shall not operate to reduce the
Company's obligation to effect a Demand Registration pursuant to a Demand Notice on two occasions;  provided,  however,  if the Demand Notice is withdrawn by the
Holder  or  Holders   originally  giving  such  Demand  Notice  as  provided  in subparagraph (ii) above, the right to a Demand  Registration  shall be deemed to have been exercised if such Holder or Holders does not reimburse the Company for all costs and expenses of such withdrawn registration.

            (c)  DEFERRAL  OF FILING.  The Company may defer the filing (but not the preparation) of a registration  statement required by Section 12.01(a) until a date not later than 60 days in the case of clause  (i) below and,  in the case of clause (ii) below, 180 days (or, if longer,  90 days after the effective date of the registration statement contemplated by clause (ii) below), after the date of the Demand Notice if (i) at the time the Company  receives the Demand Notice, the Company or any of its  Subsidiaries is engaged in confidential  negotiations or other confidential business activities, disclosure of which would be required in such  registration  statement (but would not be required if such registration statement  were not  filed),  and the Board  determines  in good faith that such disclosure  would be materially  detrimental to the Company and its shareholders or would have a material adverse effect on any such confidential negotiations or other confidential  business  activities,  or (ii) prior to receiving the Demand
Notice,  the Board had  determined  to effect a registered  underwritten  public offering of the Company's  securities for the Company's  account and the Company had taken substantial steps (including, but not limited to, selecting a managing underwriter for such offering) and is proceeding  with  reasonable  diligence to effect  such  offering.  A deferral  of the filing of a  registration  statement
pursuant  to  this  Section   12.01(c)  shall  be  lifted,   and  the  requested
registration  statement shall be filed forthwith,  if, in the case of a deferral pursuant to clause (i) of the  preceding  sentence,  the  negotiations  or other activities are disclosed or terminated,  or, in the case of a deferral  pursuant to clause (ii) of the  preceding  sentence,  the proposed  registration  for the
Company's  account is abandoned.  In order to defer the filing of a registration statement pursuant to this Section 12.01(c),  the Company shall promptly (but in any event within 10 days),  upon  determining to seek such deferral,  deliver to each Seller a certificate signed by an executive officer of the Company pursuant to this Section 12.01(c) and a general statement of the reason for such deferral and an  approximation of the anticipated  delay.  Within 15 days after receiving such  certificate,  Seller's holding a majority in interest of the Warrant Stock

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                               -----------------

                                      -28-

for which  registration  was  previously  requested may withdraw such request by giving notice to the Company;  if  withdrawn,  the Demand Notice shall be deemed not to have been made for all  purposes of this  Agreement.  The Company may not invoke  its right to defer the  filing of a  registration  statement  under this
Section 12.01(c) more than once in any eighteen month period.

            (d) If the Majority  Holders so elect, the offering of the Warrants, the Warrant Stock and/or the Other Securities  pursuant to a Demand Registration shall be in the form of an underwritten  offering. If any Demand Registration is in the form of an underwritten  offering,  the Majority  Holders will select and obtain the  investment  banker or investment  bankers that will  administer  the offering; provided, that such investment banker shall be reasonably satisfactory to the Company.

            12.02 PRORATION.

            (a) In the case of a Demand Registration, if the underwriter (or, if the  offering  is not  underwritten,  an  independent  financial  advisor to the
Sellers) determines that marketing factors require a limitation on the number of securities to be offered and sold, there shall be included in such  registration only that number of securities that the underwriter,  or financial  advisor,  as the case may be,  reasonably  believes  will not  jeopardize  the success of the offering. Any reduction in the number of securities to be so offered shall first be  pro-rata  among all  Persons  (other  than the  Company)  proposing  to sell securities pursuant to such offering who are not Sellers, based on the number of securities  originally  proposed  to be  sold  by each of  them,  and  then,  if necessary,  pro-rata  among  all  Sellers  based  on the  number  of  securities originally proposed to be sold by each of them.

            (b) In the case of a registration to be effected pursuant to Section
12.01(b) hereof, if the underwriter (or, if the offering is not underwritten, an independent  financial advisor to the Company) determines that marketing factors require a limitation  on the number of  securities to be offered and sold in the offering,  including  securities  requested  to be offered  and sold by Sellers, there shall be included in the offering only that number of securities  that the underwriter,  or financial advisor, as the case may be, reasonably believes will not  jeopardize  the success of the  offering.  Any  reduction  in the number of securities  to be so  offered  shall be  pro-rata  among the  Shareholders,  the
Sellers and all other  Persons,  proposing to sell  securities  pursuant to such offering,  based on the number of securities  originally  proposed to be sold by each such Person.

Nothing  contained  herein shall be construed to limit in any way the  Company's right, in its sole  discretion,  to withdraw any  registration  statement (other than a  registration  statement  filed  pursuant to a Demand Notice) before such registration  statement  becomes  effective,  or to  postpone  the  offering  of securities contemplated by any such registration statement.

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                               -----------------

                                      -29-

            12.03  REGISTRATION  PROCEDURES.  If and  whenever  the  Company  is required  by the  provisions  of Section  12.01(a)  hereof or,  with  respect to subsections  (iii),  (vi), (vii),  (viii),  (ix), (x) and (xiii) of this Section
12.03,  by the  provisions  of Section  12.01(a) or (b) hereof,  to use its best efforts to effect the registration of any of its securities under the Securities
Act, the Company shall, as expeditiously as possible,

                   (i)  prepare  and file  with the  Commission  a  registration statement on Form S-2,  Form S-3 or such other  "short-form"  as may be available  with respect to such  securities and use its best efforts to cause such registration  statement to become and remain effective for a period of not less than 90 days to permit  the sale of such  securities in  accordance  with the plan of  distribution  chosen by the Seller or
         Sellers and the underwriter;

                   (ii) prepare and file with the Commission such amendments and supplements to such  registration  statement and the prospectus used in connection  therewith  as may be  necessary  to keep such  registration statement effective and to comply with the provisions of the Securities
         Act with  respect to the sale or other  disposition  of all  securities covered by such registration statement;

                   (iii)  furnish  to each  Seller  such  numbers of copies of a prospectus,  including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other  documents,  as such
         Seller may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such Seller;

                   (iv)  use  its  best  efforts  to  register  or  qualify  the securities  covered  by such  registration  statement  under such other securities  or blue sky laws of such  jurisdictions  within  the United
         States as each  Seller  shall  reasonably  request,  and do such  other reasonable  acts and things as may be  requested  of it to enable  such
         Seller to  consummate  the  public  sale or other  disposition  in such jurisdictions of the securities  owned by such Seller,  except that the
         Company  shall not for any such  purpose be  required  to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

                   (v) use its best efforts to cause the  securities  covered by such  registration  statement to be registered with or approved by such other U.S.  or state  governmental  agencies or  authorities  as may be necessary  to enable the Seller or Sellers  thereof to  consummate  the disposition of such securities;

                   (vi)  notify each  Seller of any  securities  covered by such registration  statement, at any time when a prospectus relating thereto is required to be delivered  under the Securities Act, of the Company's becoming  aware  that  the  prospectus  included  in such  registration statement,  as  then in  effect,  includes  an  untrue  statement  of a material fact or omits to state any material fact required to be stated
         therein or necessary to make the  statements  therein not misleading in the light of the  circumstances  then  existing  (upon receipt of which each Seller  agrees to forthwith  cease making offers and sales of such

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                               -----------------

                                      -30-

         securities  pursuant to such  prospectus  and to deliver to the Company any copies of such  prospectus  then in the possession of such Seller), and at the request of any such Seller  promptly  prepare and furnish to such Seller a reasonable number of copies of a prospectus  supplemented or amended so that, as thereafter  delivered to the  purchasers of such securities,  such prospectus shall not include an untrue statement of a material  fact or omit to state a material  fact  required to be stated
         therein or necessary to make the  statements  therein not misleading in the light of the circumstances then existing;

                   (vii) make  available  to its  security  holders,  as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months,  beginning with one  of  the  first  three  months  after  the  effective  date  of the registration  statement,  which  earnings  statement  shall satisfy the provisions of Section 11(a) of the Securities Act;

                   (viii)  otherwise  use its best  efforts  to comply  with all applicable rules and regulations of the Commission;

                   (ix) use its best  efforts  to list  such  securities  on any securities  exchange  on which the Common  Stock of the Company is then listed, or, if not so listed, on a national securities exchange, if the listing of such  securities is then  permitted  under the rules of such exchange;

                   (x)  provide  a  transfer  agent  and  registrar  for all the securities  covered by such  registration  statement not later than the effective date of such registration statement;

                   (xi) enter into such  agreements  (including an  underwriting agreement in customary form  containing  without  limitation  customary
         indemnity  and   contribution   provisions   for  the  benefit  of  the
         underwriter  or  underwriters  and the Seller or Sellers) and take such other  actions  as the Seller or Sellers  shall  reasonably  request in order to expedite or facilitate the disposition of such securities;

                   (xii)  obtain an opinion  from the  Company's  counsel  and a
         "cold comfort" letter from the Company's independent public accountants in customary  form and  covering  such matters as the Seller or Sellers shall reasonably request;

                   (xiii)  make  available  for  inspection  by  any  Seller  of securities covered by such registration  statement,  by any underwriter participating  in any  disposition  to be  effected  pursuant  to  such registration  statement and by any attorney,  accountant or other agent retained  by any such  Seller or any such  underwriter,  all  pertinent
         financial  and  other  records,   pertinent   corporate  documents  and
         properties  of the Company,  and cause all of the  Company's  officers, directors and employees to supply all information  reasonably requested by any  such  Seller,  underwriter,  attorney,  accountant  or agent in connection with such registration statement; and

                   (xiv)  permit  any  Seller  of  securities  covered  by  such registration  statement to require the  insertion  therein of material, furnished to the Company in writing,  which in the reasonable  judgment of such Seller should be included.

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                               -----------------

                                      -31-

If any such registration or comparable statement refers to any Seller by name or otherwise as the holder of any securities of the Company, then such Seller shall have the right to require (A) the  insertion  therein of  language,  in form and substance  satisfactory  to such Seller,  to the effect that the holding by such
Seller of such  securities  is not to be construed as a  recommendation  by such
Seller of the investment quality of the Company's securities covered thereby and that such  holding  does not imply that such  Seller  will assist in meeting any future  financial  requirements  of the  Company,  or (B) in the event that such reference to such Seller by name or otherwise is not required by the  Securities
Act, the deletion of the reference to such Seller.

            The Company may require each Holder of securities  to, and each such
Holder,  as a condition to including  Securities  in such  registration,  shall, furnish the Company with such  information and affidavits  regarding such holder and the  distribution  of such  securities  as the Company may from time to time reasonably  request in writing in connection with such  registration.  No Seller may participate in any  underwritten  registration  hereunder unless such Seller
(a)  agrees to sell  such  Seller's  securities  on the  basis  provided  in any underwriting  arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all  questionnaires,  powers of attorney,  indemnities,  lock-ups,  underwriting  agreements and other documents reasonably required under the terms of such underwriting  arrangements and these registration rights.

            Each Seller of  securities  agrees  that upon  receipt of any notice from the Company of the happening of any event of the kind  described in Section
12.03(vi),  such Seller will forthwith  discontinue such Seller's disposition of securities  pursuant to the registration  statement  relating to such securities until  such  Seller's  receipt  of the  copies of the  supplemented  or  amended prospectus contemplated by Section 12.03(vi) and, if so directed by the Company, will deliver to the Company (at the  Company's  expense) all copies,  other than permanent  file  copies,  then in such  Seller's  possession  of any  prospectus relating to such securities at the time of receipt of such notice.

            12.04  HOLDBACK ON SALES.  The Company and the Holders  hereby agree not to effect any public sale or distribution of any securities similar to those registered  in  accordance  with Section  12.03 hereof  during the 14 day period prior to, and during the 45 day period  beginning on, the effective  date of any registration statement (except as part of such registration statement).

            12.05 EXPENSES.  Subject to Section 12.01,  all reasonable  expenses incurred in complying  with this Section,  including,  without  limitation,  all registration  and filing fees,  printing  expenses,  fees and  disbursements  of counsel for the Company,  the reasonable fees and  disbursements  of one counsel for the  Seller or the  Sellers  (to be chosen by the  Seller or by the  Sellers holding a majority of the securities to be included by Sellers in a registration statement),  expenses of any special audits  incident to or required by any such registration  and expenses of complying  with the securities or blue sky laws of
any  jurisdictions   (provided,   however,  that  the  Company  may  delay  such

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                               -----------------

                                      -32-

registration  for up to 30 days, if such delay will  eliminate the need for such special audit), shall be paid by the Company;  provided,  that in no event shall the Company be required to pay any underwriting  discounts,  commissions or fees attributable to the sale of Warrant Shares by a Seller hereunder.

            12.06 INDEMNIFICATION.

            (a) In the event of any  registration of any of its securities under the Securities  Act pursuant to this Section 12, the Company  shall,  and hereby agrees to,  indemnify  and hold  harmless  each Seller of such  securities,  its directors and officers,  partners,  and each other Person,  if any, who controls such Seller within the meaning of Section 15 of the Securities Act,  against any losses to which such Seller or any such director, officer, partner or Person may become  subject under the  Securities Act or any other statute or at common law, insofar as such losses (or actions in respect thereof) arise out of or are based upon  any  alleged  untrue  statement  of any  material  fact  contained  in any registration  statement under which such  securities  were registered  under the
Securities  Act, any  preliminary  prospectus or final  prospectus  with respect thereto,  or any amendment or  supplement  thereto,  or any alleged  omission to state therein a material fact required to be stated therein or necessary to make the statements  therein not misleading,  and shall reimburse such Seller or such director, officer, partner or participating Person or controlling Person for any legal or any other expenses reasonably incurred by such Seller or such director, officer,  partner or  participating  Person or controlling  Person in connection with  investigating  or defending  any such loss;  provided,  however,  that the
Company  shall not be liable in any such case to the  extent  that any such loss arises out of or is based upon any alleged untrue  statement or alleged omission made in such registration  statement,  preliminary  prospectus,  prospectus,  or amendment  or  supplement  in  reliance  upon  and in  conformity  with  written information furnished to the Company for inclusion therein through an instrument duly executed by such Seller; provided further, however that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary  prospectus,  the indemnity  agreement  contained in this  paragraph shall not apply to the extent that any such loss,  claim,  damage,  liability or expense results from the fact that a current copy of the prospectus was not sent or given to the Person  asserting  any such loss,  claim,  damage,  liability or expense at or prior to the written  confirmation  of the sale of the  securities concerned to such Person if the Company had prior  thereto given such Seller the notice  referred to in Section  12.03(vi)  hereof and  provided to such Seller a supplemented or amended  prospectus as contemplated  by Section  12.03(vi),  and such current copy of the  prospectus  would have cured the defect giving rise to such loss, claim, damage,  liability or expense.  Such indemnity shall remain in full force and effect  regardless of any  investigation  made by or on behalf of such Seller or such  director,  officer or  participating  Person or controlling
Person, and shall survive the transfer of such securities by such Seller.

            (b) Each Seller of securities  which are included in a  registration statement hereunder, as a condition to including securities in such registration statement,  shall,  to the full  extent  permitted  by law,  indemnify  and hold harmless the Company,  its directors and officers and each other Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses to which the Company or any such director,  officer or Person may become subject under the Securities Act or otherwise, insofar as such losses
(or  actions  in  respect  thereof)  arise out of or are based  upon any  untrue statement or alleged  untrue  statement of any material  fact  contained in such registration statement, any preliminary prospectus,  final prospectus or summary

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                               -----------------

                                      -33-

prospectus  contained therein,  or any amendment or supplement  thereto,  or any omission or alleged  omission to state  therein a material  fact  required to be stated  therein or  necessary to make the  statements  therein (in the case of a prospectus,  in the light of the  circumstances  under which they were made) not misleading,  if such untrue statement or alleged untrue statement or omission or alleged  omission  was made in  reliance  upon and in  conformity  with  written information  furnished to the Company by such Seller specifically for use in the
preparation  thereof;   provided,   however,  that  the  obligation  to  provide
indemnification  pursuant to this  Section  12.06(b)  shall be several,  and not joint and several,  among such Sellers on the basis of the number of  securities included by each in such  registration  statement and the aggregate amount which may be recovered from any holder of securities  pursuant to the  indemnification provided for in this Section  12.06(b) in connection with any sale of securities shall be limited to the total proceeds  received by such holder from the sale of such securities. Such indemnity shall remain in full force and effect regardless of any  investigation  made by or on behalf  of the  Company  or any such  other
Person and shall survive the transfer of such securities by such Seller.

            (c)  Promptly  after  receipt  by any Person  under this  Section of notice of the commencement of any action,  such Person (an "INDEMNIFIED  PARTY")
shall,  if a claim in respect thereof is to be made against any other Person (an
"INDEMNIFYING PARTY") for indemnity under this Section,  notify the Indemnifying
Party in writing of the commencement  thereof; but the omission so to notify the
Indemnifying  Party shall not relieve it from any liability which it may have to any  Indemnified  Party,  except to the extent  that the  Indemnifying  Party is prejudiced  thereby.  The  Indemnifying  Party may, upon being  notified of such
action,   assume  the  defense  thereof,   with  counsel  satisfactory  to  such
Indemnified Party, and, after such assumption,  the Indemnifying Party shall not be liable to such Indemnified Party under this Section for any legal expenses of other counsel or any other expenses,  in each case subsequently incurred by such
Indemnified  Party, in connection with the defense thereof;  provided,  however, that the Indemnifying  Party may not assume the defense of the action, and shall remain  liable to the  Indemnified  Party for its legal  expenses of counsel and other  expenses,  in the event that the  Indemnified  Party has been  advised in writing by counsel who, in good faith determines that a conflict of interest may exist between the Indemnified Party and the Indemnifying Party.

            (d)  If  the  indemnification   provided  for  in  this  Section  is
unenforceable   although   available,   or  insufficient  to  hold  harmless  an
Indemnified  Party  hereunder for any losses (or actions in respect  thereof) in respect of which the provisions of Section 12.06(a) or (b) would otherwise apply by their terms, then the Indemnifying  Party shall contribute to the amount paid or payable by such  Indemnified  Party as a result of such losses (or actions in respect  thereof) in such  proportion as is  appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other hand in connection with the statements or omissions which resulted in such losses (or actions in respect thereof),  as well as any other relevant equitable considerations.  The relative  fault shall be  determined by reference to, among other things,  whether the untrue or alleged untrue statement of a material fact relates to  information  supplied by the  Indemnifying  Party on the one hand or such  Indemnified  Party on the other  hand and the  parties'  relative  intent, knowledge,  access to  information  and  opportunity  to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if  contribution  pursuant  to  this  subsection  were  determined  by pro  rata allocation or by any other method of  allocation  which does not take account of the equitable considerations referred to in this subsection.  The amount paid or

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                               -----------------

                                      -34-

payable as a result of the losses (or  actions in respect  thereof)  referred to above in this subsection  shall be deemed to include any legal or other expenses reasonably  incurred by such Indemnified Party in connection with  investigating or defending any such action or claim.  In no event shall any Seller be required to  contribute  in the  aggregate  an amount  exceeding  the amount of  proceeds received by such Seller in  connection  with any  offering.  No Person guilty of fraudulent  misrepresentation  (within  the  meaning  of  Section  11(f)  of the
Securities  Act) shall be entitled to  contribution  from any Person who was not guilty of such fraudulent misrepresentation.

            12.07 NO OTHER REGISTRATION  RIGHTS. The Company shall not grant any registration  rights to any holder of  securities  of the  Company in respect of such securities if such  registration  rights would rank senior to, or otherwise adversely affect in any material  respect,  the  registration  rights granted in this Section 12.

            12.08 RULE 144. The Company  covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act so long as the Company is  registered  under the Exchange  Act.  Upon the request of any
Holders,  the  Company  will  deliver to such Holder a written  statement  as to whether it has complied with such requirements.

            Section 13. MISCELLANEOUS.

            13.01  WAIVER.  No failure on the part of any Holder to exercise and no delay in  exercising,  and no course of dealing  with  respect to, any right, power or privilege under this Agreement  shall operate as a waiver thereof,  nor shall any single or partial exercise of any right, power or privilege under this
Agreement  preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

            13.02  NOTICES.  All notices and other  communications  provided for herein and the Warrants (including, without limitation, any modifications of, or waivers or consents  under,  this  Agreement)  shall be given or made in writing
(including,  without  limitation,  by  telecopy),  if to (a) any  party  hereto, delivered to the intended recipient at the "Address for Notices" specified below its name on the  signature  pages  hereof;  or, as to any  party,  at such other address as shall be designated  by such party in a written  notice to each other party,  or (b) any other Person who is the registered  Holder of any Warrants or
Warrant  Stock,  to the  address  for such  Holder as it appears in the stock or warrant ledger of the Company.  Except as otherwise  provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered,  or, in the case of a mailed notice, upon receipt,  in each case given or addressed as  aforesaid.  The Company  agrees to deliver  to each  Holder in the  manner  prescribed  by this  Section  13.02 any notices or other communications delivered to the shareholders of the Company.

            13.03 OFFICE OF THE COMPANY.  So long as any of the Warrants remains outstanding,  the Company  shall  maintain an office in the  continental  United
States of America where the Warrants may be presented  for  exercise,  transfer, division or combination  provided herein and in the Warrants.  Such office shall be at 2800 Southeast  Market Place,  Stuart,  Florida 34997 unless and until the
Company  shall  designate  and maintain  some other office for such purposes and give notice thereof to all Holders.

                               Warrant Agreement
                               -----------------

                                      -35-

            13.04 EXPENSES, TRANSFER TAXES AND OTHER CHARGES.

            (a) EXPENSES,  ETC. The Company  agrees to pay or reimburse  each of the Initial  Holders  for paying:  (i) all  reasonable  out-of-pocket  costs and expenses of the Initial Holders (including,  without limitation,  the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy LLP, special counsel to the
Initial Holders), in connection with (x) the negotiation, preparation, execution and delivery of this  Agreement  and the issuance of Warrants  hereunder and (y)
any amendment,  modification  or waiver of any of the terms of this Agreement or the Warrants;  and (ii) all reasonable  fees,  costs and expenses of the Initial
Holders  (including  reasonable  fees of a single  counsel  for the  Holders) in connection with any default by the Company  hereunder or under any Warrant or in connection with any enforcement  action or other proceedings  relating hereto or thereto (including, without limitation, the enforcement of this Section 13.04).

            (b) CERTAIN  TAXES,  ETC.  Except as  otherwise  provided in Section
13.04(c),  the Company shall pay all taxes (other than  Federal,  state or local income taxes) which may be payable in connection with the execution and delivery of this  Agreement  or the  issuance  and sale of the  Warrants  hereunder or in connection  with any  modification  of this  Agreement or the Warrants and shall hold each Holder  harmless  without  limitation  as to time  against any and all liabilities with respect to all such taxes. The obligations of the Company under this Section 13.04(b) shall survive any redemption, repurchase or acquisition of
Warrants by the Company and the termination of this Agreement.

            (c) TRANSFER TAXES, ETC. The Company shall pay any and all expenses, transfer  taxes and other  charges,  including  all  costs  associated  with the preparation,  issue and  delivery  of stock or  warrant  certificates,  that are incurred in respect of the  issuance or delivery of shares of Common  Stock upon exercise  or  conversion  of the  Warrants  pursuant  to Section 2 thereof or in connection  with any transfer,  division or combination of Warrants  pursuant to
Section 3 thereof.  The Company shall not,  however,  be required to pay any tax which may be  payable  in  respect  of any  transfer  involved  in the issue and delivery  of  shares  of  Common  Stock in a name  other  than that in which the relevant  Warrant is  registered,  and no such issue or  delivery  shall be made unless and until the Person  requesting  such issue has paid to the  Company the amount of any such tax, or has established,  to the satisfaction of the Company, that such tax has been paid.

            13.05  AMENDMENTS,  ETC. Except as otherwise  expressly  provided in this Agreement,  any provision of this Agreement may be amended or modified only by an instrument in writing  signed by the Company and the Holders of at least a majority  of the  Restricted  Warrants;  provided  that (a) the  consent  of the
Holders  of  Restricted  Warrants  shall not be  required  with  respect  to any amendment or waiver which does not affect the rights or benefits of such Holders under this Agreement,  (b) the consent of the Holders of Restricted  Stock shall be required  with  respect to any  amendment or waiver of Section 12, and (c) no such  amendment or waiver shall,  without the written  consent of all Holders of
Restricted  Stock and Restricted  Warrants at the time  outstanding,  amend this
Section 13.05.

            13.06  SUCCESSORS AND ASSIGNS.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their  respective  successors and permitted assigns.

                               Warrant Agreement
                               -----------------

                                      -36-

            13.07  SURVIVAL.  All  representations  and  warranties  made by the
Company herein or in any certificate or other  instrument  delivered by it or on its behalf under this Agreement  shall be considered to have been relied upon by each  Initial  Holder and shall  survive  the  execution  and  delivery  of this
Agreement  and the issuance of the Warrants or the Warrant  Stock  regardless of
any   investigation   made  by  or  on  behalf  of  any  Initial   Holder.   All
representations  and  warranties  made by the Initial  Holders  herein  shall be considered  to have  been  relied  upon by the  Company  and shall  survive  the execution and delivery of this Agreement and the issuance to the Initial Holders of the Warrants,  the Warrant Stock and any Other  Securities  regardless of any investigation made by or on behalf of the Company.

            13.08 REGULATION Y. The Company shall not be liable for any Holder's breach of any of the provisions herein relating to Regulation Y.

            13.09 CAPTIONS.  The captions and section headings  appearing herein are included  solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

            13.10 COUNTERPARTS.  This Agreement may be executed in any number of counterparts,  all of which taken  together  shall  constitute  one and the same instrument  and any of the parties  hereto may execute this Agreement by signing any such counterpart.

            13.11  GOVERNING  LAW.  This  Agreement  shall be  governed  by, and construed in accordance with, the law of the State of New York.

            13.12  SEVERABILITY.  In the  event  that  any  one or  more  of the provisions contained herein, or the application thereof in any circumstance,  is
held   invalid,   illegal  or   unenforceable,   the   validity,   legality  and
enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

            13.13  ENTIRE  AGREEMENT.   This  Agreement   supersedes  all  prior
discussions  and  agreements  between  the parties  with  respect to the subject matter  hereof,  and (together  with the Warrants)  contains the sole and entire agreement among the parties hereto with respect to the subject matter hereof.

            13.14 NO THIRD PARTY  BENEFICIARY.  The terms and provisions of this
Agreement  are  intended  solely for the  benefit of each  party  hereto,  their respective  successors and permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person.

                               Warrant Agreement
                               -----------------

                                      -37-

            IN WITNESS  WHEREOF,  the  parties  hereto have duly  executed  this
Agreement as of the date first above written.

                                     COMPANY
                                     -------

                                     NUCO2 INC.

                                     By: /s/ Robert R. Galvin
                                         ---------------------------------------
                                         Title: Chief Financial Officer

                                     Address for Notices:
                                     --------------------

                                     NUCO2 INC.
                                     2800 Southeast Market Place
                                     Stuart, Florida  34997
                                     Attention: Robert R. Galvin
                                     Telephone: 772-221-1754
                                     Fax: 772-221-1690

                               Warrant Agreement
                               -----------------

                                      -38-

Stock Units
-----------

115,289                                   J.P. MORGAN PARTNERS (BHCA). L.P.

                                          BY: JPMP MASTER FUND MANAGER, L.P.,
                                              ITS GENERAL PARTNER
                                          BY: JPMP CAPITAL CORP.,
                                              ITS GENERAL PARTNER

                                          By: /s/ Richard D. Waters
                                              -------------------------
                                              Name:
                                              Title:

20,277                                    J.P. MORGAN PARTNERS GLOBAL
                                          INVESTORS, L.P.

                                          BY: JPMP GLOBAL INVESTORS, L.P.,
                                              ITS GENERAL PARTNER

                                          BY: JPMP CAPITAL CORP.,
                                              ITS GENERAL PARTNER

                                          By: /s/ Richard D. Waters
                                              -------------------------
                                              Name:
                                              Title:

10,180                                    J.P. MORGAN PARTNERS GLOBAL
                                          INVESTORS (CAYMAN),  L.P.

                                          BY: JPMP GLOBAL INVESTORS, L.P.,
                                              ITS GENERAL PARTNER

                                          BY: JPMP CAPITAL CORP.,
                                              ITS GENERAL PARTNER

                                          By: /s/ Richard D. Waters
                                              -------------------------
                                              Name:
                                              Title:

                               Warrant Agreement
                               -----------------

                                      -39-

3,116                                      J.P. MORGAN PARTNERS GLOBAL
                                           INVESTORS A,  L.P.

                                           BY: JPMP GLOBAL INVESTORS, L.P.,
                                               ITS GENERAL PARTNER

                                           BY: JPMP CAPITAL CORP.,
                                               ITS GENERAL PARTNER

                                           By: /s/ Richard D. Waters
                                               -------------------------
                                               Name:
                                               Title:

1,138                                      J.P. MORGAN PARTNERS GLOBAL
                                           INVESTORS (CAYMAN) II,  L.P.

                                           BY: JPMP GLOBAL INVESTORS, L.P.,
                                               ITS GENERAL PARTNER

                                           BY: JPMP CAPITAL CORP.,
                                               ITS GENERAL PARTNER

                                           By: /s/ Richard D. Waters
                                               -------------------------
                                               Name:
                                               Title:

                                           Address Notices for the foregoing holders:
                                           ------------------------------------------

                                           J.P. MORGAN PARTNERS, LLC.
                                           1221 Avenue of the Americas
                                           New York, New York 10020-1080
                                           Attention: Richard D. Waters, Jr.
                                           Telephone: (212) 899-3663
                                           Fax: (212) 899-3661

                                           with a copy to:
                                           ---------------

                                           Milbank, Tweed, Hadley & McCloy LLP
                                           1 Chase Manhattan Plaza
                                           New York, New York  10005
                                           Attention:  William J. Mahoney
                                           Telephone:  (212) 530-5286
                                           Fax:  (212) 530-5219

                               Warrant Agreement
                               -----------------

                                      -40-

30,000                                     BETTINA LOORAM PRIVATSTIFTUNG

                                           By: /s/ Craig Burr
                                               ------------------
                                               Title: Trustee

                                           Address for Notices:
                                           --------------------

                                           BETTINA LOORAM PRIVATSTIFTUNG
                                           c/o Craig Burr
                                           8 Hubbard Park Road
                                           Cambridge, MA 02138
                                           Telephone:
                                           Fax:

                               Warrant Agreement
                               -----------------

                                      -41-

20,000                                     KBGM LLC

                                           By: /s/ Francis Kingsley
                                               ------------------------
                                               Title: Authorized Agent

                                           Address for Notices:
                                           --------------------

                                           KBGM LLC
                                           c/o Francis Kingsley
                                           Kingsley Business Services
                                           8-D Pleasant Street, 2nd Floor
                                           South Natick, MA 01760
                                           Telephone: (508) 647-3700
                                           Fax:

                               Warrant Agreement
                               -----------------

                                      -42-

100,000                                    RBS EQUITY CORPORATION

                                           By: /s/ Matthew Headington
                                               --------------------------
                                               Title: Director

                                           Address for Notices:
                                           --------------------

                                           THE ROYAL BANK OF SCOTLAND
                                           101 Park Avenue
                                           New York, NY 10178
                                           Attention: Una Torr
                                           Telephone: 212 401 1354
                                           Fax: 212 401 1396

                               Warrant Agreement
                               -----------------

                                                                      Annex 1 to
                                                               Warrant Agreement

                                [Form of Warrant]

                                     WARRANT

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT
               BEEN  REGISTERED  UNDER THE  SECURITIES ACT OF 1933, AS
               AMENDED,  OR  APPLICABLE  STATE  SECURITIES  LAWS,  AND
               ACCORDINGLY,  SUCH  SECURITIES MAY NOT BE  TRANSFERRED,
               SOLD OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH
               THE   REGISTRATION  OR   QUALIFICATION   PROVISIONS  OF
               APPLICABLE   FEDERAL  AND  STATE   SECURITIES  LAWS  OR
               APPLICABLE EXEMPTIONS THEREFROM.

               THE  TRANSFER  OF THE  SECURITIES  REPRESENTED  BY THIS
               CERTIFICATE IS SUBJECT TO THE  CONDITIONS  SPECIFIED IN
               THAT CERTAIN  WARRANT  AGREEMENT DATED AS OF AUGUST 25,
               2003,  BETWEEN NUCO2 INC., A FLORIDA  CORPORATION,  AND
               CERTAIN INITIAL HOLDERS,  AS SUCH WARRANT AGREEMENT MAY
               BE MODIFIED AND SUPPLEMENTED AND IN EFFECT FROM TIME TO
               TIME, AND NO TRANSFER OF THE SECURITIES  REPRESENTED BY
               THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNTIL SUCH
               CONDITIONS HAVE BEEN  FULFILLED.  A COPY OF THE FORM OF
               SUCH WARRANT  AGREEMENT IS ON FILE AND MAY BE INSPECTED
               AT THE  PRINCIPAL  EXECUTIVE  OFFICE  OF THE  AFORESAID
               CORPORATION.   THE  HOLDER  OF  THIS  CERTIFICATE,   BY
               ACCEPTANCE OF THIS  CERTIFICATE,  AGREES TO BE BOUND BY
               THE PROVISIONS OF SUCH WARRANT AGREEMENT.

No. of Stock Units: ________                                     Warrant No. ___

                                     WARRANT
                           to Purchase Common Stock of
                                   NUCO2 INC.

            THIS IS TO CERTIFY THAT [NAME OF INITIAL HOLDER],  or its registered assigns,  is entitled to purchase in whole or in part from NUCO2 INC., a Florida corporation (the  "Company"),  at any time and from time to time on or after the date  hereof,  but not later than 5:00 p.m.,  New York City time,  on August 25,
2013 (the  "EXPIRATION  DATE"),  [__] Stock  Units (as  defined  in the  Warrant
Agreement  referred  to below)  at a  purchase  price of $8.79  per Stock  Unit, provided that such purchase price shall not be less than the aggregate par value of the capital stock contained in a Stock Unit (the "EXERCISE  PRICE"),  subject to the terms and conditions set forth herein and in the Warrant Agreement,  each such  purchase of a Stock Unit to be made,  and to be deemed  effective  for the purpose of determining the date of exercise, only upon surrender of this Warrant to the  Company  at its  office  referred  to in  Section  13.03 of the  Warrant

                                     Warrant
                                     -------

                                      -2-

Agreement,  with the Form of Exercise attached hereto (or a reasonable facsimile thereof) duly  completed and signed,  and upon payment in full to the Company of the Exercise  Price (i) in cash or (ii) by  certified or official  bank check or
(iii) by any  combination  of the  foregoing,  all as  provided  in the  Warrant
Agreement  and upon  compliance  with and  subject to the  conditions  set forth herein and in the Warrant Agreement.

            On and after the date hereof and prior to the Expiration  Date, this
Warrant may be converted,  in whole or in part, at the Holder's option, into the number of shares of Common Stock for each Stock Unit  evidenced  hereby which is being so  converted,  equal to (a)(i) the product of (x) the number of shares of
Common Stock  comprising a Stock Unit at the time of such conversion and (y) the
Current  Market Price per share of Common  Stock at the time of such  conversion minus (ii) the  Exercise  Price per Stock  Unit at the time of such  conversion, divided by (b) the Current Market Price per share of Common Stock at the time of such  conversion,  all as provided in the Warrant  Agreement and upon compliance with  and  subject  to the  conditions  set  forth  herein  and  in the  Warrant
Agreement.

            If a Holder is a BHCA  Holder,  such Holder shall not, and shall not permit any of its Bank Holding Company  Affiliates to, exercise this Warrant if, after  giving  effect to such  exercise,  (i) such  Holder and its Bank  Holding
Company  Affiliates  would own more than 5% of the total issued and  outstanding shares of Common  Stock on a  fully-diluted  basis or (ii) such Holder  would be deemed under Regulation Y to have the power to exercise, directly or indirectly, a controlling  influence over the management or policies of, or would  otherwise control,  the Company  unless such  Holder is a  financial  holding  company and exercises  such Warrant in reliance  on, and in  compliance  with,  the merchant banking  exemption set forth in Regulation Y. For purposes of clause (ii)of this paragraph, a reasoned opinion of counsel to such Holder delivered to such Holder
(which is based on facts and circumstances  deemed  appropriate by such counsel)
to the  effect  that  such  Holder  does not have the power to  exercise  such a controlling influence or otherwise control the Company shall be conclusive.

            This  Warrant is issued  under and in  accordance  with the  Warrant
Agreement dated as of August 25, 2003 between the Company and certain  investors
(as the same may be modified and  supplemented  in accordance with its terms and as in effect from time to time, the "WARRANT AGREEMENT"),  and is subject to the terms and  provisions of the Warrant  Agreement,  which terms and provisions are hereby incorporated by reference herein and made a part hereof.  Every Holder of this Warrant consents to all of the terms contained in the Warrant  Agreement by acceptance hereof.

            The  number of shares of  Common  Stock or other  securities  of the
Company  constituting  one "Stock  Unit" are  subject to  adjustment  in certain events as provided in the Warrant Agreement.

            The Company  shall not be required  to issue a  fractional  share of
Common Stock upon exercise of this Warrant.  As to any fraction of a share which the Holder hereof would  otherwise be entitled to purchase  upon such  exercise, the Company may pay a cash  adjustment  in respect of such final  fraction in an amount  equal to the same  fraction  of the  Current  Market  Price per share of
Common Stock on the date of exercise.

                                     Warrant
                                     -------

                                      -3-

            This Warrant may be exchanged  either  separately or in  combination with other Warrants at the office of the Company referred to in Section 12.03 of the Warrant Agreement for new Warrants representing the same aggregate number of
Warrants evidenced by the Warrant or Warrants exchanged,  upon surrender of this and any other Warrant being  exchanged and upon  compliance  with and subject to the conditions set forth herein and in the Warrant Agreement.

            The Warrants and the Warrant Stock shall be  transferable  only upon compliance with the conditions  specified in Sections 4, 5 and 12 of the Warrant
Agreement,  which  conditions  are  intended,  among  other  things,  to  ensure compliance  with the provisions of the Securities Act in respect of the transfer of any Warrant or any Warrant Stock, and any Holder hereof shall be bound by the provisions  of (and entitled to the benefits of) said Sections 4, 5 and 12. Upon any such transfer  effected in compliance  with said Sections 4, 5 and 12, a new
Warrant  or  new  Warrants  of  different  denominations,  representing  in  the aggregate a like number of  Warrants,  will be issued to the  transferee.  Every
Holder hereof,  by accepting this Warrant,  consents and agrees with the Company and with every subsequent Holder of this Warrant that until due presentation for the registration of transfer of this Warrant on the Warrant register  maintained by the  Company,  the  Company  may deem and treat the Person in whose name this
Warrant  is  registered  as the  absolute  and  lawful  owner  for all  purposes whatsoever and the Company shall not be affected by any notice to the contrary.

            Nothing  contained in the Warrant Agreement or in this Warrant shall be  construed  as  conferring  on  the  holder  of  any  Warrants  or his or her transferee any rights whatsoever as a Shareholder of the Company.

            No provision  hereof,  in the absence of  affirmative  action by the
Holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of such Holder,  shall give rise to any liability of such Holder for the Exercise Price or as a Shareholder  of the Company,  whether such liability is asserted by the Company, by any creditor of the Company or any other Person.

            Any notices  and other  communications  pursuant  to the  provisions hereof shall be sent in accordance with Section 13.02 of the Warrant Agreement.

            This Warrant  shall be deemed a contract  made under the laws of the
State of New York and for all purposes shall be construed in accordance with the laws of the  State  of New York  without  giving  effect  to the  principles  of conflicts of laws thereof.

            Each term used  herein  without  definition  shall have the  meaning assigned thereto in the Warrant Agreement.

                                     Warrant
                                     -------

                                      -4-

            IN WITNESS WHEREOF, the Company has duly executed this Warrant.

Dated:  _________ __, 2003

                                   NUCO2 INC.

                                   By___________________________
                                     Name:
                                     Title:

                                     Warrant
                                     -------

                                FORM OF EXERCISE

                (To be executed by the registered holder hereof)
             The undersigned registered owner of this Warrant hereby

                    SELECT ONE OF THE FOLLOWING TWO CHOICES:

               [irrevocably  exercises  this  Warrant for the  purchase of Stock
               Units of NUCO2 INC., a Florida  corporation,  and herewith  makes payment  therefor  in the  amount of  $_____________,  all at the price and on the terms and conditions specified in this Warrant,]

                                       OR

               [irrevocably converts this Warrant into shares of Common Stock of
               NUCO2 INC., a Florida  corporation,  all in the manner and on the terms and conditions specified in this Warrant,]

         and requests that (i) certificates  and/or other  instruments  covering such Stock Units be issued in accordance  with the  instructions  given below and (ii) if such Stock  Units  shall not include all of the Stock
         Units to which the Holder is entitled  under this  Warrant,  that a new
         Warrant  of like  tenor and date for the  balance  of the  Stock  Units issuable hereunder be delivered to the undersigned.

Dated:  ___________, ____

                                           --------------------------------
                                           (Signature of Registered Holder)

Instructions for issuance and registration of Stock Units:

Name of Registered Holder:____________________________________________
(Please print)

Social Security or Other Identifying Number:__________________________

Please deliver certificate to the following address:

                             ________________________________________
                             ________________________________________
                             ________________________________________

                                     Warrant
                                     -------

                               FORM OF ASSIGNMENT

            FOR VALUE RECEIVED the undersigned  registered owner of this Warrant hereby sells, assigns and transfers unto the assignee named below all the rights of the undersigned  under this Warrant with respect to the number of Stock Units covered thereby set forth hereinbelow unto:

                                                                      Number of
Name of Assignee          Address                 Stock Units
----------------          -------                 -----------

Dated:__________________

                                                 ------------------------------
                                                 Signature of Registered Holder

                                                 ------------------------------
                                                 Name of Registered Holder
                                                 (Please Print)

Witness:

---------------------------

                                     Warrant
                                     -------